UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-04982

Heartland Group, Inc.

(Exact name of registrant as specified in charter)

789 N. Water Street, Suite 500, Milwaukee, WI	53202
(Address of principal executive offices)	(Zip code)

Vinita K. Paul, Vice President and Chief Compliance Officer

Heartland Group, Inc., 789 N. Water Street, Suite 500, Milwaukee, WI 53202

(Name and address of agent for service)

Fredrick G. Lautz; Quarles & Brady LLP, 411 East Wisconsin Avenue, Milwaukee, WI 53202

(With a copy to:)

Registrant’s telephone number, including area code: (414) 347-7777

Date of fiscal year end: December 31, 2013

Date of reporting period: June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

HEARTLAND FUNDS
AMERICA'S VALUE INVESTOR®

Consistent Discipline, Fundamental Value

SEMIANNUAL REPORT

June 30, 2013

Select Value Fund

Value Plus Fund

Value Fund

TABLE OF CONTENTS

A MESSAGE FROM OUR CIO	1

THE HEARTLAND FAMILY OF EQUITY FUNDS
Table of Investment Results	2

THE HEARTLAND FAMILY OF EQUITY FUNDS
Growth of a Hypothetical $10,000	3

HEARTLAND SELECT VALUE FUND
Management’s Discussion of Fund Performance	4

HEARTLAND VALUE PLUS FUND
Management’s Discussion of Fund Performance	6

HEARTLAND VALUE FUND
Management’s Discussion of Fund Performance	8

THE HEARTLAND FAMILY OF EQUITY FUNDS
Additional Fund Characteristics	10

FINANCIAL STATEMENTS
Schedules of Investments	11
Statements of Assets and Liabilities	15
Statements of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	22

ADDITIONAL INFORMATION
Expense Examples	29
Other Information	29
Board Review of Investment Advisory Agreements	30
Information Regarding Executive Officers & Directors	31
Definitions and Disclosures	33

A MESSAGE FROM OUR CIO

(UNAUDITED)

Dear Fellow Shareholders,

From our position as value investors who focus our attention on the unloved, underfollowed, and undervalued areas of the marketplace, as we reach midyear we see a lot to like. Trends suggest the intrinsic worth of the equities we favor is beginning to be recognized.

It may seem counterintuitive, but as stocks have rallied to new highs since 2009, defensive sectors have led the way. This outperformance is reflected in the relatively high forward price-to-earnings multiples among traditionally defensive sectors like Utilities, Health Care, Telecom, and Consumer Staples, depicted in the chart below.

In contrast, stocks in sectors considered to be more responsive to an upturn in the economic cycle—including Technology, Industrials, Materials, and Energy—have been trading at significantly lower multiples of their forward earnings. These are areas we have been generally overweighting in our Funds.

Source: Wolfe Research Portfolio Strategy, as of 6/26/2013
Bars represent the number of standard deviations cheap or expensive compared to the prior 48 months

We also believe a number of potential catalysts present in the market today could increase investors’ interest in more cyclical stocks. Thanks to an improving housing market and a stock market rally, household net worth has rebounded to a new all-time high. We believe this ‘wealth effect’ could lead to higher levels of consumer spending on a wide variety of goods, with the potential to benefit companies in the Technology, Industrials, and Consumer Discretionary sectors, among others.

It is encouraging to be entering a period in which we believe many of the stocks in our Funds may be able to benefit from a market tailwind, rather than struggling against he headwinds they have faced for many quarters.

I thank you for your trust and confidence.

Chairman, CIO, and Portfolio Manager

1

THE HEARTLAND FAMILY OF EQUITY FUNDS

TABLE OF INVESTMENT RESULTS (UNAUDITED)

THE HEARTLAND	INVESTMENT RESULTS AS OF JUNE 30, 2013
FAMILY OF FUNDS	AVERAGE ANNUAL TOTAL RETURNS

Large, mid & small-cap value stocks		Inception	Since	Twenty—Five	Fifteen	Ten	Five	Three	One
		Date	Inception	Years	Years	Years	Years	Years	Year
Select Value Fund
Focused	Investor Class (HRSVX)	10/11/96	10.43%	—%	9.40%	10.32%	7.02%	15.07%	25.72%
Core equity holding	Institutional Class (HNSVX)	5/1/08	10.54	—	9.52	10.51	7.38	15.41	26.11
	Russell 3000® Value Index	—	8.24	—	5.65	7.90	6.83	18.41	25.28
	S&P 500 Index	—	7.13	—	4.24	7.30	7.01	18.45	20.60

Small-cap value stocks
that pay dividends

Value Plus Fund
Focused	Investor Class (HRVIX)	10/26/93	11.00	—	8.93	11.05	7.12	13.56	16.82
Upside opportunity with	Institutional Class (HNVIX)	5/1/08	11.08	—	9.04	11.21	7.42	13.90	17.16
potentially lower volatility	Russell 2000® Value Index	—	10.01	—	7.84	9.30	8.59	17.33	24.76
	Russell 2000® Index	—	8.54	—	6.60	9.53	8.77	18.67	24.21

Small & micro-cap value stocks

Value Fund
Broadly diversified	Investor Class (HRTVX)	12/28/84	12.53	11.74	8.68	8.18	4.59	13.29	18.26
Seeks to capture historical	Institutional Class (HNTVX)	5/1/08	12.57	11.79	8.76	8.30	4.81	13.47	18.43
outperformance	Russell 2000® Value Index	—	11.42	10.75	7.84	9.30	8.59	17.33	24.76
	Russell 2000® Index	—	9.98	9.34	6.60	9.53	8.77	18.67	24.21

Index Source: FactSet Research Systems, Inc., Standard & Poor’s and Russell®.

In the prospectus dated 5/1/13, the gross expense ratios for the Investor Classes of the Heartland Select Value, Value Plus and Value Funds are 1.21%, 1.16% and 1.09%, respectively. The expense ratios as of the same date for the Heartland Select Value, Value Plus and Value Funds Institutional Class Shares are 0.89%, 0.90% and 0.93%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class “Net Annual Operating Expenses” at a ratio not to exceed 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Also, through 11/30/01, the Advisor voluntarily waived a portion of the Select Value Fund’s expenses. Without such waivers total returns of the respective Fund and/or Class may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. The Heartland Funds are distributed by ALPS Distributors, Inc.

2

THE HEARTLAND FAMILY OF EQUITY FUNDS

GROWTH OF A HYPOTHETICAL $10,000 (UNAUDITED)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT –
INVESTOR CLASS

The Funds also offer Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

The opinions expressed in this Semiannual Report are those of the portfolio managers, and are subject to change at any time based on market and other conditions. No predictions, forecasts, outlooks, expectations, or beliefs are guaranteed. Portfolio Managers and Officers of Heartland Group, Inc. are registered representatives of ALPS Distributors, Inc.

3

HEARTLAND SELECT VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

For the first six months of 2013, the Heartland Select Value Fund returned 15.63%, closely tracking its benchmark, the Russell 3000® Value Index, which posted a return of 15.78%. Industrials and Consumer Discretionary stocks, where we carry overweights, were the strongest contributors to our performance for the six months. The weakest area of the portfolio was Materials, specifically our position in gold-mining stock AuRico Gold (AUQ).

Over the six months, we have increased our position in Consumer Discretionary stocks. While valuations in the sector often were a bit rich for our value investing criteria, we sought out opportunities to add fundamentally sound companies when their share prices were temporarily depressed. We enjoyed strong performance from a number of these holdings.

One of the themes shared among a few of our holdings in Consumer Discretionary and other sectors is the resurgence in new car sales, and the increasingly sophisticated technology enhancing these vehicles. Companies participating in this theme included Harman International, Inc. (HAR), Johnson Controls Inc. (JCI), and from the Technology sector, TE Connectivity Ltd. (TEL). This trend is gaining momentum as technology-driven systems once reserved for higher-end luxury vehicles are increasingly finding their way into entry-level cars, as well as utility vehicles.

New car purchases and other consumer spending are being spurred by the recovery in housing prices, which were battered during the financial crisis. Consumers—many of whom have most of their personal wealth tied up in their home—lost confidence and stopped spending during the recession, but now seem more willing to open their wallets.

This graph shows the long-term relationship between home values and consumer confidence. It suggests that even as home prices and consumers’ mood have both improved, the latter still has some distance to go before it matches the upturn in housing prices.

Consumer Confidence Relative to Home Prices

Source: FactSet Research Systems, Inc.
1/31/2001 to 4/30/2013
Past performance does not guarantee future results.

It’s worth noting that our disciplined approach to investing is designed not only to point us toward stocks we want to hold, but also away from ones where the risks appear to outweigh the potential benefits. To this end, the Fund continued to have virtually no exposure to Utilities, a positioning that also contributed to our relative outperformance. During the second half of this period, investors began to turn away from this and other defensive sectors and toward the more cyclical stocks we favor. This caused Utilities to retreat significantly, though valuations in the sector remain high.

We keep our focus on fundamental company research, rather than on making macro market calls. That said, we believe the recovery in the housing market, the rise in consumer sentiment it helps bolster, and the economic growth that can result are likely to continue at sustainable levels, providing a positive backdrop for the cyclical stocks currently emphasized in the portfolio. This turned out to be the case in the year’s second quarter, and it helped the Fund to outperform the benchmark for those three months. We hope to see this trend continue in coming months.

CFA is a registered trademark owned by the CFA Institute.

4

HEARTLAND SELECT VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Fifteen	Ten	Five	Three	One	Year To
as of June 30, 2013	Date	Inception	Years	Years	Years	Years	Year	Date*
Investor Class (HRSVX)	10/11/96	10.43%	9.40%	10.32%	7.02%	15.07%	25.72%	15.63%
Institutional Class (HNSVX)	5/1/08	10.54	9.52	10.51	7.38	15.41	26.11	15.83
Russell 3000® Value Index	—	8.24	5.65	7.90	6.83	18.41	25.28	15.78
S&P 500 Index	—	7.13	4.24	7.30	7.01	18.45	20.60	13.82

Index Source: FactSet Research Systems, Inc., Standard & Poor’s and Russell®

*Not Annualized.

In the prospectus dated 5/1/13, the gross expense ratios for the Investor and Institutional Class are 1.21% and 0.89%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Also, through 11/30/01, the Advisor voluntarily waived a portion of the Fund’s expenses. Without such waivers total returns would have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

SECTOR ALLOCATION

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

INVESTMENT GOAL

The Select Value Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture long-term capital appreciation through dynamic pursuit of value irrespective of market capitalization, making it compelling as a core holding. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

In addition to stocks of large companies, the Select Value Fund invests in small and mid-sized companies that are generally less liquid and more volatile than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 60) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., Standard & Poor’s and Russell®

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents and options)	54
Net assets	$682 mil.
NAV (Investor Class)	$33.73
NAV (Institutional Class)	$33.74
Median market cap	$4,842 mil.
Weighted average market cap	$18,709 mil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Tidewater, Inc.	3.2%
Hospira, Inc.	3.2
URS Corp.	3.1
Capital One Financial Corp.	3.0
The Dun & Bradstreet Corp.	2.9
TE Connectivity, Ltd.	2.9
Endurance Specialty Holdings, Ltd.	2.6
Royal Caribbean Cruises, Ltd.	2.6
The Bank of New York Mellon Corp.	2.6
Bunge, Ltd.	2.6

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indicies are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 6/30/13.

5

HEARTLAND VALUE PLUS FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

The Heartland Value Plus Fund returned 9.84% for the first half of 2013, trailing its benchmark, the Russell 2000® Value Index, which returned 14.39% for the same period.

Financials were the strongest contributor to performance. Our underweight of the sector—particularly our avoidance of Real Estate Investment Trusts (REITs)—was beneficial. Our positions in Industrials, Consumer Discretionary, and Technology were the primary detractors from performance. We continued to overweight Industrials, along with Energy and Materials, as we retain confidence in the long-term potential of our selected companies in these cyclical sectors.

One area in Industrials where we expect improvement is trucking. As the economy improves, we believe that demand will increase while new regulations could help to weed out weaker competitors. That could allow others, like a top contributor Con-way Inc. (CNW), to gain market share.

Our overweight position in the Energy sector is focused on companies tied to natural gas. In the face of low prices for natural gas and high prices for oil, many exploration and production companies have shifted their efforts and capital away from natural gas and toward oil. We’ve taken a contrarian approach by favoring those companies that have chosen to ride out the bear market in natural gas. WPX Energy, Inc. (WPX)—a low-cost U.S. natural gas producer—contributed to performance as natural-gas prices rallied and the company reported solid Financial and operating results.

However, one of our greatest detractors was CARBO Ceramics, Inc. (CRR), a leading manufacturer of ceramic proppants used in completing high pressure horizontal oil and natural gas wells. While CARBO is benefiting from the natural gas theme, it has had to contend with lower-cost competition and what we believe is a temporary oversupply in the market.

We remain optimistic about the prospects for the U.S. economy for a variety of reasons. Low inflation and interest rates, a rebound in housing values, the shale gas and oil revolution, massive global monetary stimuli, and improving employment are just a few.

In addition, we have seen the return of positive real interest rates, as measured by subtracting the Consumer Price Index from the 10-Year Treasury yield. We consider this to be an important indicator that could point to a favorable environment for small-caps over large, and value stocks over growth, potentially ending value’s underperformance versus growth that dates back to 2006.

We believe our holdings in undervalued, dividend-paying small-caps are positioned to benefit as the economic recovery gains pace.

To this end, we are finding compelling values in Energy, Industrials, Materials, Consumer Discretionary, and Technology—cyclical sectors that have been hurt by negative real interest rates and headline risks. We continue to resist the temptation to hide in lower-volatility, defensive sectors, as we believe they offer little value and high risk.

CFA is a registered trademark owned by the CFA Institute.

Positive Real Interest Rates Returned in Second Quarter

Source: FactSet Research Systems, Inc. and Heartland Advisors, Inc.,
8/31/1994 to 5/31/2013
Past performance does not guarantee future results.

6

HEARTLAND VALUE PLUS FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Fifteen	Ten	Five	Three	One	Year To
as of June 30, 2013	Date	Inception	Years	Years	Years	Years	Year	Date*
Investor Class (HRVIX)	10/26/93	11.00%	8.93%	11.05%	7.12%	13.56%	16.82%	9.84%
Institutional Class (HNVIX)	5/1/08	11.08	9.04	11.21	7.42	13.90	17.16	9.99
Russell 2000® Value Index	—	10.01	7.84	9.30	8.59	17.33	24.76	14.39
Russell 2000® Index	—	8.54	6.60	9.53	8.77	18.67	24.21	15.86

Index Source: FactSet Research Systems, Inc. and Russell®

*Not Annualized.

In the prospectus dated 5/1/13, the gross expense ratios for the Investor and Institutional Class are 1.16% and 0.90%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return.

SECTOR ALLOCATION

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

INVESTMENT GOAL

The Value Plus Fund seeks long-term capital appreciation and modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture the long-term capital appreciation of small-cap stocks, while potentially mitigating volatility by focusing on dividend-paying companies. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Value Plus Fund invests in small companies that generally are less liquid than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 70) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc. and Russell®

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents and options)	73
Net assets	$3,037 mil.
NAV (Investor Class)	$32.61
NAV (Institutional Class)	$32.60
Median market cap	$967 mil.
Weighted average market cap	$1,339 mil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Ultra Petroleum Corp.	2.8%
Con-way, Inc.	2.8
Olin Corp.	2.7
Unit Corp.	2.6
Granite Construction, Inc.	2.6
Stone Energy Corp.	2.4
Intrepid Potash, Inc.	2.2
GATX Corp.	2.2
Associated Banc-Corp.	2.0
Regis Corp.	2.0

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 6/30/13.

7

HEARTLAND VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

The Heartland Value Fund returned 8.83% for the first half of 2013, putting it behind its benchmark, the Russell 2000® Value Index, which returned 14.39%. The bulk of these gains came in the year’s first quarter; although the pace of growth in the equity markets slowed in April and May, they continued to post positive returns. In June, however, concerns about the impact of the Federal Reserve’s tapering off of its quantitative easing program caused significant market volatility. Equity indices declined significantly, while Treasury yields spiked upward.

The Technology sector was our greatest contributor to returns, thanks to strong performance from our individual stock selections as well as our modest overweight. A Semiconductor holding we’re especially enthusiastic about—and a positive contributor for the year to date—is OmniVision Technologies Inc. (OVTI). OmniVision, a world leader in image-sensor technology, has benefited from growing demand for smartphones, tablets, and other devices, especially in China and other emerging markets.

Industrials, Financials, and Energy also contributed positively. Our position in Financials was notable for our continued aversion to Real Estate Investment Trusts, or REITs; although this stance has hurt us in the past (and continued to do so in the first quarter), this spring, investors appeared to lose interest in these defensive stocks, and their prices dropped sharply.

The chief detractor from performance was the Fund’s position in Materials, particularly gold-mining stocks. Even as these companies remained under pressure—at times severe—from a declining commodity price and other concerns, we retained strong conviction about this positioning, especially with respect to AuRico Gold Inc. (AUQ). AuRico has been punished along with other miners, though its decline has not been as severe as some of its peers’. We believe its relative resilience reflects the company’s distinctive strengths, which are helping it to weather the current storm in the gold market and position it to benefit when the market improves.

Since gold rallied to $1,900 an ounce in 2011, it has been in a pronounced bear market, selling at around $1,200 at midyear. In our view, gold’s slide reflects the sentiment not of long-term buyers of the metal, but of short-term speculators who are liquidating paper gold (in the form of ETFs and futures) in record numbers. The graph below shows the current extreme level of short positions in gold—positions that at some point will have to be covered.

In our view, this situation could present an opportunity for investors.

There are some meaningful areas of concern in the broader economy, particularly with regard to the uncertainty that continues to surround the Federal Reserve. On the whole, however, the current environment is encouraging, with consumer confidence, housing prices, and employment data all moving in a generally positive direction. We believe these conditions should be supportive for many of the companies we hold.

CFA is a registered trademark owned by the CFA Institute.

Short Positions in Gold Reach Longtime Highs

Source: U.S. Commodity Futures Trading Commission,
Commitment of Traders
1/6/1998 to 6/25/2013

8

HEARTLAND VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Twenty-Five	Fifteen	Ten	Five	Three	One	Year To
as of June 30, 2013	Date	Inception	Years	Years	Years	Years	Years	Year	Date*
Investor Class (HRTVX)	12/28/84	12.53%	11.74%	8.68%	8.18%	4.59%	13.29%	18.26%	8.83%
Institutional Class (HNTVX)	5/1/08	12.57	11.79	8.76	8.30	4.81	13.47	18.43	8.95
Russell 2000® Value Index	–	11.42	10.75	7.84	9.30	8.59	17.33	24.76	14.39
Russell 2000® Index	–	9.98	9.34	6.60	9.53	8.77	18.67	24.21	15.86

Index Source: FactSet Research Systems, Inc. and Russell®

*Not Annualized.

In the prospectus dated 5/1/13, the gross expense ratios for the Investor and Institutional Class are 1.09% and 0.93%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return.

SECTOR ALLOCATION

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

INVESTMENT GOAL

The Value Fund seeks long-term capital appreciation by investing in small companies.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The small and micro-cap segment of the stock market is robust with thousands of publicly traded issues, many of which lack traditional Wall Street research coverage. Thus, we believe this market is often inefficient, mispricing businesses and offering opportunities for fundamental research-minded investors such as Heartland. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Value Fund invests primarily in small companies selected on a value basis. Such securities generally are more volatile and less liquid than those of larger companies and there is risk that their intrinsic value may not be recognized by the broad market.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc. and Russell®

portfolio highlights & statistics
Number of holdings (excludes cash equivalents and options)	133
Net assets	$1,143 mil.
NAV (Investor Class)	$44.25
NAV (Institutional Class)	$44.81
Median market cap	$273 mil.
Weighted average market cap	$699 mil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Newpark Resources, Inc.	2.9%
Unit Corp.	2.6
Accuray, Inc.	2.3
ePlus, Inc.	2.1
Spirit Airlines, Inc.	2.1
Cambrex Corp.	2.1
The Ensign Group, Inc.	2.0
Trinity Biotech PLC (ADR)	1.8
AuRico Gold, Inc.	1.7
Federal Signal Corp.	1.6

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 6/30/13.

9

THE HEARTLAND FAMILY OF EQUITY FUNDS

ADDITIONAL FUND CHARACTERISTICS (UNAUDITED)

MARKET CAP SEGMENTATION – % OF TOTAL INVESTMENTS

The Heartland Funds are managed according to our time-tested, value-driven philosophy. The core of this is outlined by Heartland’s trademarked 10 Principles of Value Investing™. We believe this process — which places emphasis on identifying a catalyst — may limit downside risk relative to other equity investment strategies, while providing an opportunity for upside capital appreciation.

What distinguishes each Heartland Fund is the size of the companies on which each Fund’s portfolio management team focuses. The following table summarizes the market capitalization of each of the Heartland Funds on June 30, 2013.

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Micro-Cap Holdings – $0 - $300 million	0.0%	2.8%	29.1%
Small-Cap Holdings – $300 million - $2 billion	21.4	75.9	53.0
Mid-Cap Holdings – $2 - $10 billion	37.9	20.2	9.5
Large-Cap Holdings – Greater than $10 billion	40.6	0.0	0.0
Short-Term Investments	0.1	1.1	8.4
TOTAL	100.0%	100.0%	100.0%

SECTOR ALLOCATION – % OF TOTAL INVESTMENTS

The following table summarizes the sector classifications of each of the Heartland Funds as of June 30, 2013. These sectors represent groupings of the industry classifications delineated within the Schedules of Investments.

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Consumer Discretionary	11.8%	9.2%	7.7%
Consumer Staples	6.1	0.0	0.9
Energy	11.0	13.8	10.5
Financials	19.4	13.9	10.4
Health Care	10.3	7.6	19.3
Industrials	20.4	28.4	25.1
Information Technology	14.0	9.5	12.9
Materials	6.9	16.5	4.8
Short-Term Investments	0.1	1.1	8.4
TOTAL	100.0%	100.0%	100.0%

Portfolio holdings, statistics and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Investments purchased with cash collateral from securities loaned, if any, are excluded from these tables.

10

FINANCIAL STATEMENTS

SELECT VALUE FUND – SCHEDULE OF INVESTMENTS

June 30, 2013 (Unaudited)

COMMON STOCKS (99.4%)	SHARES	VALUE
Airlines (3.3%)
JetBlue Airways Corp.(a)	1,134,000	$7,144,200
Southwest Airlines Co.	1,172,870	15,118,294
		22,262,494

Auto Components (2.4%)
Johnson Controls, Inc.	463,630	16,593,318

Building Products (1.4%)
Universal Forest Products, Inc.	245,355	9,794,572

Capital Markets (2.6%)
The Bank of New York Mellon Corp.	627,200	17,592,960

Chemicals (2.5%)
LSB Industries, Inc.(a)	154,785	4,707,012
The Mosaic Co.	235,220	12,657,188
		17,364,200
Commercial Services & Supplies (0.5%)
United Stationers, Inc.	103,189	3,461,991

Commercial Banks (6.8%)
BB&T Corp.	340,520	11,536,817
Boston Private Financial Holdings, Inc.	684,500	7,283,080
First Interstate Bancsystem, Inc. (Class A)(b)	708,600	14,689,278
The PNC Financial Services Group, Inc.	171,480	12,504,322
		46,013,497
Communications Equipment (2.0%)
Cisco Systems, Inc.	572,030	13,906,049

Construction & Engineering (6.3%)
KBR, Inc.	453,811	14,748,857
MasTec, Inc.(a)	217,885	7,168,417
URS Corp.	443,610	20,947,264
		42,864,538

Consumer Finance (3.0%)
Capital One Financial Corp.	323,275	20,304,903

Electronic Equipment & Instruments (5.0%)
Avnet, Inc.(a)	205,715	6,912,024
Benchmark Electronics, Inc.(a)	375,595	7,549,460
TE Connectivity, Ltd.	426,200	19,409,148
		33,870,632

Energy Equipment & Services (5.4%)
Ensco PLC (Class A)	220,535	12,817,494
McDermott International, Inc.(a)	273,967	2,241,050
Tidewater, Inc.	386,538	22,021,070
		37,079,614

Food Products (6.1%)
Archer-Daniels-Midland Co.	497,014	16,853,745
Bunge, Ltd.	245,200	17,352,804
Fresh Del Monte Produce, Inc.	263,000	7,332,440
		41,538,989

Health Care Providers & Services (5.4%)
Cardinal Health, Inc.	231,080	10,906,976
Humana, Inc.	126,518	10,675,589
Quest Diagnostics, Inc.	248,700	15,078,681
		36,661,246

Hotels Restaurants & Leisure (4.2%)
Darden Restaurants, Inc.	218,919	11,051,031
Royal Caribbean Cruises, Ltd.	531,661	17,725,578
		28,776,609

Household Durables (2.5%)
Harman International Industries, Inc.	311,086	16,860,861

Insurance (5.8%)
Endurance Specialty Holdings, Ltd.	344,970	17,748,707
Principal Financial Group, Inc.	184,765	6,919,449
Willis Group Holdings PLC	370,700	15,117,146
		39,785,302

Machinery (0.9%)
AGCO Corp.	127,980	6,423,316

Metals & Mining (4.3%)
AuRico Gold, Inc. (CAD)(c)	3,820,057	16,744,759
RTI International Metals, Inc.(a)	443,770	12,296,866
		29,041,625

Multiline Retail (1.5%)
Kohl’s Corp.	206,948	10,452,944

Oil, Gas & Consumable Fuels (5.5%)
Devon Energy Corp.	301,375	15,635,335
Hess Corp.	219,380	14,586,576
Marathon Oil Corp.	210,600	7,282,548
		37,504,459

Pharmaceuticals (4.9%)
Hospira, Inc.(a)	569,323	21,810,764
Pfizer, Inc.	415,690	11,643,477
		33,454,241

Professional Services (3.9%)
ManpowerGroup, Inc.	120,530	6,605,044
The Dun & Bradstreet Corp.	202,027	19,687,531
		26,292,575

Road & Rail (3.1%)
Knight Transportation, Inc.	422,495	7,106,366
Ryder System, Inc.	233,464	14,192,276
		21,298,642

Semiconductors (7.0%)
ATMI, Inc.(a)	610,180	14,430,757
Intel Corp.	648,690	15,711,272
RF Micro Devices, Inc.(a)	3,229,938	17,280,168
		47,422,197

Specialty Retail (1.1%)
Guess? Inc.	244,198	7,577,464

Thrifts & Mortgage Finance (1.1%)
Washington Federal, Inc.	401,700	7,584,096

Trading Companies & Distributors (0.9%)
Titan Machinery, Inc.(a)	297,055	5,831,190

TOTAL COMMON STOCKS (Cost $563,310,010)		$677,614,524

	INTEREST	PAR
SHORT-TERM INVESTMENTS (0.1%)	RATE	AMOUNT	VALUE
Time Deposits (0.1%)
JPMorgan Chase (Nassau)(d)(e)	0.03%	$771,643	$771,643

TOTAL SHORT-TERM INVESTMENTS (Cost $771,643)			$771,643

TOTAL INVESTMENTS – (99.5%) (COST $564,081,653)			678,386,167
OTHER ASSETS AND LIABILITIES, NET – (0.5%)			3,269,585
TOTAL NET ASSETS – (100.0%)			$681,655,752

The accompanying Notes to Financial Statements are an integral part of these Statements.

11

VALUE PLUS FUND – SCHEDULE OF INVESTMENTS

June 30, 2013 (Unaudited)

COMMON STOCKS (99.1%)	SHARES	VALUE
Auto Components (0.9%)
Superior Industries International, Inc.(b)	1,600,000	$27,536,000

Building Products (3.2%)
Quanex Building Products Corp.(b)	2,900,000	48,836,000
Universal Forest Products, Inc.(b)	1,200,000	47,904,000
		96,740,000

Chemicals (9.1%)
American Vanguard Corp.	950,000	22,258,500
Intrepid Potash, Inc.	3,550,000	67,627,500
Olin Corp.	3,450,000	82,524,000
Sensient Technologies Corp.	800,000	32,376,000
Tronox, Ltd. (Class A)	1,950,000	39,292,500
Zep, Inc.(b)	2,100,000	33,243,000
		277,321,500

Commercial Banks (11.1%)
Associated Banc-Corp.	3,900,000	60,645,000
Centerstate Banks, Inc.(b)	1,638,503	14,222,206
Glacier Bancorp, Inc.	1,825,000	40,496,750
Independent Bank Corp.	1,000,000	34,500,000
Old National Bancorp	4,125,000	57,048,750
Renasant Corp.(b)	1,725,000	41,986,500
StellarOne Corp.(b)	1,625,000	31,931,250
Umpqua Holdings Corp.	3,750,000	56,287,500
		337,117,956

Communications Equipment (0.9%)
Black Box Corp.(b)	1,050,000	26,586,000

Construction & Engineering (2.6%)
Granite Construction, Inc.(b)	2,600,000	77,376,000

Containers & Packaging (1.4%)
Greif, Inc. (Class A)	850,000	44,769,500

Diversified Consumer Services (2.4%)
DeVry, Inc.	400,000	12,408,000
Regis Corp.(b)	3,675,000	60,343,500
		72,751,500

Electrical Equipment (3.6%)
Brady Corp. (Class A)	1,875,000	57,618,750
Encore Wire Corp.(b)	1,550,000	52,855,000
		110,473,750

Electronic Equipment & Instruments (3.8%)
AVX Corp.	1,800,000	21,150,000
CTS Corp.(b)	2,600,000	35,464,000
Electro Rent Corp.	1,138,843	19,121,174
Park Electrochemical Corp.(b)	1,625,000	39,016,250
		114,751,424

Energy Equipment & Services (6.8%)
CARBO Ceramics, Inc.	775,000	52,258,250
Gulf Island Fabrication, Inc.(b)	1,375,000	26,331,250
Patterson-UTI Energy, Inc.	2,500,000	48,387,500
Unit Corp.(a)	1,850,000	78,773,000
		205,750,000

Health Care Equipment & Supplies (5.6%)
Analogic Corp.(b)	600,000	43,698,000
CONMED Corp.(b)	1,771,200	55,332,288
Invacare Corp.(b)	3,005,000	43,151,800
STERIS Corp.	650,000	27,872,000
		170,054,088

Health Care Providers & Services (2.0%)
Owens & Minor, Inc.	600,000	20,298,000
PharMerica Corp.(a)(b)	2,950,000	40,887,000
		61,185,000
Insurance (0.9%)
Horace Mann Educators Corp.	1,100,000	26,818,000

IT Services (1.0%)
Mantech International Corp. (Class A)(b)	1,200,000	31,344,000

Machinery (9.2%)
Albany International Corp. (Class A)(b)	1,800,000	59,364,000
Briggs & Stratton Corp.	2,000,000	39,600,000
ESCO Technologies, Inc.(b)	1,350,000	43,713,000
Federal Signal Corp.(a)(b)	6,165,000	53,943,750
FreightCar America, Inc.(b)	1,125,000	19,113,750
John Bean Technologies Corp.	1,100,000	23,111,000
Kaydon Corp.	1,450,000	39,947,500
		278,793,000

Media (2.3%)
Harte-Hanks, Inc.(b)	3,990,199	34,315,711
Meredith Corp.	741,213	35,355,860
		69,671,571

Metals & Mining (6.0%)
Commercial Metals Co.	3,000,000	44,310,000
Kaiser Aluminum Corp.	925,000	57,294,500
Materion Corp.(b)	1,900,000	51,471,000
Worthington Industries, Inc.	875,000	27,746,250
		180,821,750

Multiline Retail (1.6%)
Fred’s, Inc. (Class A)(b)	3,100,000	48,019,000

Oil, Gas & Consumable Fuels (7.0%)
Stone Energy Corp.(a)(b)	3,300,000	72,699,000
Ultra Petroleum Corp.(a)	4,250,000	84,235,000
WPX Energy, Inc.(a)	3,000,000	56,820,000
		213,754,000

Professional Services (4.0%)
CDI Corp.(b)	1,800,000	25,488,000
Heidrick & Struggles International, Inc.(b)	1,750,000	29,260,000
Navigant Consulting, Inc.(a)(b)	2,850,000	34,200,000
Resources Connection, Inc.(b)	2,900,000	33,640,000
		122,588,000

Road & Rail (3.6%)
Con-way, Inc.	2,150,000	83,764,000
Werner Enterprises, Inc.	1,100,000	26,587,000
		110,351,000

Semiconductors (3.9%)
Entegris, Inc.(a)	2,795,100	26,245,989
Integrated Device Technology, Inc.(a)	3,000,000	23,820,000
Micrel, Inc.(b)	3,850,000	38,038,000
MKS Instruments, Inc.	1,100,000	29,194,000
		117,297,989

Specialty Retail (2.0%)
Chico’s FAS, Inc.	1,518,866	25,911,854
The Finish Line, Inc. (Class A)	850,000	18,581,000
The Men’s Wearhouse, Inc.	450,000	17,032,500
		61,525,354

Thrifts & Mortgage Finance (2.0%)
Berkshire Hills Bancorp, Inc.	1,175,000	32,618,000
Provident Financial Services, Inc.	1,725,000	27,220,500
		59,838,500

Trading Companies & Distributors (2.2%)
GATX Corp.	1,400,000	66,402,000

TOTAL COMMON STOCKS (Cost $2,695,168,770)		$3,009,636,882

	INTEREST	PAR
SHORT-TERM INVESTMENTS (1.1%)	RATE	AMOUNT	VALUE
Time Deposits (1.1%)
Wells Fargo (Grand Cayman)(d)(e)	0.03%	$33,778,406	$33,778,406

TOTAL SHORT-TERM INVESTMENTS (COST $33,778,406)			$33,778,406

TOTAL INVESTMENTS – (100.2%) (COST $2,728,947,176)			3,043,415,288
OTHER ASSETS AND LIABILITIES, NET – (-0.2%)			(6,090,189)
TOTAL NET ASSETS – (100.0%)			$3,037,325,099

The accompanying Notes to Financial Statements are an integral part of these Statements.

12

VALUE FUND – SCHEDULE OF INVESTMENTS

June 30, 2013 (Unaudited)

COMMON STOCKS (91.7%)	SHARES	VALUE
Aerospace & Defense (3.1%)
AAR Corp.	577,000	$12,682,460
Exelis, Inc.	300,000	4,137,000
Spirit Aerosystems Holdings, Inc. (Class A)(a)	850,000	18,258,000
		35,077,460

Air Freight & Logistics (0.6%)
Pacer International, Inc.(a)	1,000,000	6,310,000

Airlines (3.0%)
Hawaiian Holdings, Inc.(a)	1,250,000	7,637,500
JetBlue Airways Corp.(a)	500,000	3,150,000
Spirit Airlines, Inc.(a)	750,000	23,827,500
		34,615,000

Auto Components (0.2%)
Fuel Systems Solutions, Inc.(a)(f)	105,400	1,885,606

Biotechnology (0.4%)
Cangene Corp. (CAD)(a)(c)(g)	2,000,000	4,088,618

Chemicals (0.3%)
Penford Corp.(a)	223,208	2,988,755

Commercial Banks (4.5%)
CoBiz Financial, Inc.	562,113	4,665,538
Heritage Financial Corp.	300,000	4,395,000
MainSource Financial Group, Inc.	300,000	4,029,000
MidSouth Bancorp, Inc.	550,000	8,541,500
North Valley Bancorp(a)(b)	400,000	6,620,000
Pacific Continental Corp.	400,000	4,720,000
TCF Financial Corp.	750,000	10,635,000
The Bancorp, Inc.(a)	400,000	5,996,000
Tristate Capital Holdings, Inc.(a)	175,300	2,410,375
		52,012,413

Commercial Services & Supplies (2.0%)
Fuel Tech, Inc.(a)	750,000	2,872,500
Intersections, Inc.(b)	709,212	6,219,789
Perma-Fix Environmental Services, Inc.(a)(b)(g)	4,000,000	1,440,000
TRC Cos., Inc.(a)(b)(g)	1,750,000	12,250,000
		22,782,289

Communications Equipment (1.9%)
AgJunction, Inc. (CAD)(a)(b)(c)(g)	6,296,000	5,687,173
Lantronix, Inc.(a)(b)	955,457	1,509,622
PC-Tel, Inc.	318,733	2,702,856
Westell Technologies, Inc. (Class A)(a)(b)	4,786,355	11,439,388
		21,339,039

Construction & Engineering (3.7%)
Aegion Corp.(a)	200,000	4,502,000
Argan, Inc.	500,000	7,800,000
Furmanite Corp.(a)	500,000	3,345,000
Layne Christensen Co.(a)	400,000	7,804,000
Northwest Pipe Co.(a)(b)	500,000	13,950,000
Sterling Construction Co., Inc.(a)	600,000	5,436,000
		42,837,000

Consumer Finance (1.6%)
Ezcorp, Inc. (Class A)(a)	600,000	10,128,000
Green Dot Corp. (Class A)(a)	400,000	7,980,000
		18,108,000

Diversified Consumer Services (1.7%)
American Public Education, Inc.(a)	150,000	5,574,000
Lincoln Educational Services Corp.(b)	2,200,000	11,594,000
Universal Technical Institute, Inc.	240,233	2,481,607
		19,649,607

Diversified Financial Services (2.1%)
Collection House, Ltd. (AUD)(c)(d)	3,671,436	5,505,613
Encore Capital Group, Inc.(a)	550,000	18,210,500
		23,716,113

Electrical Equipment (1.8%)
Magnetek, Inc.(a)(b)	299,999	5,408,982
Powell Industries, Inc.(a)	218,968	11,309,697
Ultralife Corp.(a)(b)(g)	1,000,000	3,560,000
		20,278,679

Electronic Equipment & Instruments (1.1%)
InvenSense, Inc.(a)(f)	300,000	4,614,000
PAR Technology Corp.(a)	300,000	1,209,000
PC Connection, Inc.	200,000	3,090,000
Richardson Electronics, Ltd.	143,259	1,681,861
Vishay Precision Group, Inc.(a)	100,000	1,514,000
		12,108,861

Energy Equipment & Services (7.9%)
Newpark Resources, Inc.(a)(b)	3,000,700	32,977,693
TETRA Technologies, Inc.(a)	1,500,000	15,390,000
Unit Corp.(a)	700,000	29,806,000
Willbros Group, Inc.(a)	2,000,000	12,280,000
		90,453,693

Food Products (0.4%)
Hanover Foods Corp. (Class A)(d)(g)	49,250	4,646,737

Health Care Equipment & Supplies (10.6%)
Accuray, Inc.(a)(b)	4,600,000	26,404,000
Analogic Corp.	93,300	6,795,039
CONMED Corp.	300,000	9,372,000
Digirad Corp.(a)(b)	1,800,000	4,392,000
Fukuda Denshi Co., Ltd. (JPY)(c)(d)	400,000	14,725,414
Invacare Corp.	1,000,000	14,360,000
Iridex Corp.(a)	216,576	1,279,964
Nissui Pharmaceutical Co., Ltd. (JPY)(c)(d)	927,900	10,390,497
RTI Biologics, Inc.(a)	750,000	2,820,000
STAAR Surgical Co.(a)	1,000,000	10,150,000
Trinity Biotech PLC (ADR)(b)	1,234,594	20,802,909
		121,491,823

Health Care Providers & Services (3.7%)
Cross Country Healthcare, Inc.(a)	600,000	3,096,000
Hooper Holmes, Inc.(a)(b)(g)	6,615,000	2,381,400
LHC Group, Inc.(a)	407,583	7,980,475
PDI, Inc.(a)(b)	1,400,000	6,580,000
The Ensign Group, Inc.	646,300	22,762,686
		42,800,561

Health Care Technology (0.3%)
Merge Healthcare, Inc.(a)	821,700	2,958,120

Hotels, Restaurants & Leisure (1.1%)
Denny’s Corp.(a)	1,500,000	8,430,000
Ruby Tuesday, Inc.(a)	500,000	4,615,000
		13,045,000
Household Durables (0.3%)
Stanley Furniture Co., Inc.(a)(b)	750,000	3,000,000

Household Products (0.5%)
Oil-Dri Corp. of America	200,000	5,494,000

Insurance (1.8%)
Endurance Specialty Holdings, Ltd.	200,000	10,290,000
Meadowbrook Insurance Group, Inc.	300,000	2,409,000
United Insurance Holdings Corp.(b)	1,150,000	8,038,500
		20,737,500
IT Services (3.6%)
Analysts International Corp.(a)(b)	478,000	1,825,960
CIBER, Inc.(a)	250,000	835,000
Computer Task Group, Inc.(a)(b)	700,000	16,079,000
Dynamics Research Corp.(a)(b)(g)	818,400	4,558,488
Official Payments Holdings, Inc.(a)(b)(g)	1,600,000	10,960,000
StarTek, Inc.(a)(b)	1,400,000	6,622,000
		40,880,448

The accompanying Notes to Financial Statements are an integral part of these Statements.

13

VALUE FUND – SCHEDULE OF INVESTMENTS

June 30, 2013 (Unaudited)

COMMON STOCKS (CONTINUED)	SHARES	VALUE
Leisure Equipment & Products (0.3%)
LeapFrog Enterprises, Inc.(a)	300,000	$2,952,000

Life Sciences Tools & Services (2.1%)
Cambrex Corp.(a)(b)	1,700,000	23,749,000

Machinery (7.5%)
Adept Technology, Inc.(a)	416,962	1,621,982
Astec Industries, Inc.	450,000	15,430,500
Federal Signal Corp.(a)	2,148,025	18,795,219
Flow International Corp.(a)	1,250,000	4,612,500
Hardinge, Inc.	500,000	7,390,000
Harsco Corp.	300,000	6,957,000
L.B. Foster Co. (Class A)	200,000	8,634,000
Lydall, Inc.(a)	700,000	10,220,000
MFRI, Inc.(a)(b)	494,783	5,625,683
Supreme Industries, Inc. (Class A)(a)(b)(g)	1,338,750	6,693,750
		85,980,634

Media (0.6%)
Harris Interactive, Inc.(a)	1,000,000	1,810,000
Saga Communications, Inc. (Class A)	12,183	559,322
Tiger Media, Inc.(a)(g)	1,137,600	1,046,592
Valassis Communications, Inc.	134,804	3,314,830
		6,730,744

Metals & Mining (4.6%)
AuRico Gold, Inc. (CAD)(c)	4,500,000	19,725,207
Golden Star Resources, Ltd.(a)(b)	18,000,000	7,560,000
IAMGOLD Corp. (CAD)(c)	1,000,000	4,202,719
Olympic Steel, Inc.(b)	700,000	17,150,000
Synalloy Corp.	50,000	776,500
U.S. Silver and Gold, Inc. (CAD)(a)(b)(c)	5,000,000	2,852,525
		52,266,951

Multiline Retail (1.7%)
ALCO Stores, Inc.(a)(b)	380,400	4,195,812
Fred’s, Inc. (Class A)	1,000,000	15,490,000
		19,685,812

Oil, Gas & Consumable Fuels (2.6%)
Bill Barrett Corp.(a)	500,000	10,110,000
Clayton Williams Energy, Inc.(a)	125,000	5,437,500
Scorpio Tankers, Inc.	400,000	3,592,000
Swift Energy Co.(a)	850,000	10,191,500
		29,331,000

Pharmaceuticals (2.2%)
ASKA Pharmaceutical Co., Ltd. (JPY)(c)(d)	500,000	3,209,648
Fuji Pharmaceutical Co., Ltd. (JPY)(c)(d)	500,000	9,600,935
Heska Corp.	136,028	937,233
Questcor Pharmaceuticals, Inc.	250,000	11,365,000
		25,112,816

Professional Services (2.7%)
Barrett Business Services, Inc.	60,100	3,137,821
Hudson Global, Inc.(a)(b)	3,000,000	7,440,000
Navigant Consulting, Inc.(a)	1,200,000	14,400,000
RCM Technologies, Inc.(b)(g)	1,100,000	5,973,000
		30,950,821

Road & Rail (0.6%)
Marten Transport, Ltd.	450,000	7,051,500

Semiconductors (3.0%)
CyberOptics Corp.(a)	200,000	1,162,000
OmniVision Technologies, Inc.(a)	1,000,000	18,650,000
Silicon Image, Inc.(a)	500,000	2,925,000
TriQuint Semiconductor, Inc.(a)	1,750,000	12,127,500
		34,864,500

Software (3.3%)
Actuate Corp.(a)	1,400,000	9,296,000
ePlus, Inc.	400,000	23,956,000
Progress Software Corp.(a)	208,900	4,806,789
		38,058,789

Specialty Retail (0.5%)
bebe stores, Inc.	300,000	1,683,000
Destination XL Group, Inc.(a)	700,000	4,438,000
		6,121,000

Textiles, Apparel & Luxury Goods (1.3%)
Crocs, Inc.(a)	500,000	8,250,000
The Jones Group, Inc.	500,000	6,875,000
		15,125,000

Thrifts & Mortgage Finance (0.4%)
HF Financial Corp.(g)	350,000	4,557,000

Trading Companies & Distributors (0.1%)
Houston Wire & Cable Co.	100,000	1,384,000

TOTAL COMMON STOCKS (Cost $894,144,921)		$1,047,226,889

	INTEREST	PAR
SHORT-TERM INVESTMENTS (8.4%)	RATE	AMOUNT	VALUE
Time Deposits (8.4%)
JPMorgan Chase (Nassau)(d)(e)	0.03%	$96,117,887	$96,117,887

TOTAL SHORT-TERM INVESTMENTS (COST $96,117,887)			$96,117,887

TOTAL INVESTMENTS – (100.1%) (COST $990,262,808)			$1,143,344,776
OTHER ASSETS AND LIABILITIES, NET – (-0.1%)			(659,514)
TOTAL NET ASSETS – (100.0%)			$1,142,685,262

(a)	Non-income producing security. Includes securities which did not pay at least one dividend in the year preceding the date of this statement.
(b)	Affiliated company. See Note 12 in Notes to Financial Statements.
(c)	Traded in a foreign country.
(d)	Classified as Level 2. Valued using methods determined by the Board of Directors or using systematic fair valuation model provided by an independent pricing service. See Note 3 in Notes to Financial Statements.
(e)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is the 7-day yield as of June 30, 2013.
(f)	All or a portion of the security is pledged as collateral on written options. The aggregate market value of the collateralized securities totals $6,499,606 as of June 30, 2013. See Note 4 in Notes to Financial Statements.
(g)	Illiquid security, pursuant to guidelines established by the Board of Directors. See Note 2 in Notes to Financial Statements.

Common Abbreviations:

(ADR) American Depositary Receipt

(AUD) Australia

(CAD) Canada

(JPY) Japan

Industry and sector classifications for each security held are generally determined by referencing the Global Industry Classification Standard Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International.

The accompanying Notes to Financial Statements are an integral part of these Statements.

14

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2013 (Unaudited)

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
ASSETS:
Investments in securities, at cost(a)	$564,081,653	$2,728,947,176	$990,262,808
Investments in securities, at value	$663,696,889	$1,722,106,033	$837,804,102
Investments in affiliates, at value (See Note 12)	14,689,278	1,321,309,255	305,540,674
Total Investments, at value	678,386,167	3,043,415,288	1,143,344,776
Receivable for securities sold	3,270,879	10,763,650	2,775,814
Accrued dividends and interest	514,467	3,272,769	951,111
Accrued securities lending income	—	—	9,623
Receivable for capital shares issued	641,849	2,594,486	345,173
Prepaid expenses	50,869	174,535	74,733
Total Assets	682,864,231	3,060,220,728	1,147,501,230

LIABILITIES:
Written options, at value (proceeds $0, $0 and $108,644, respectively)	—	—	336,160
Payable for securities purchased	—	17,282,865	2,977,488
Payable for capital shares redeemed	994,437	4,710,268	1,172,959
Accrued expenses
Fund accounting fees	11,683	49,785	20,674
Transfer agency fees	140,323	594,232	193,502
Other	62,036	258,479	115,185
Total Liabilities	1,208,479	22,895,629	4,815,968
TOTAL NET ASSETS	$681,655,752	$3,037,325,099	$1,142,685,262

NET ASSETS CONSIST OF:
Paid-in capital	$503,762,674	$2,557,464,413	$881,447,882
Accumulated undistributed (distributions in excess of) net investment income (loss)	1,151,937	12,667,749	(3,274,466)
Accumulated undistributed gains on investments, options and translation of assets and liabilities in foreign currency	62,436,627	152,724,825	111,675,191
Net unrealized appreciation (depreciation) on investments	114,304,514	314,468,112	152,836,655
TOTAL NET ASSETS	$681,655,752	$3,037,325,099	$1,142,685,262

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE:
INVESTOR CLASS:
Net assets	$481,237,747	$1,743,866,244	$1,056,497,032
Shares outstanding	14,266,172	53,471,247	23,876,964

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$33.73	$32.61	$44.25
INSTITUTIONAL CLASS:
Net assets	$200,418,005	$1,293,458,855	$86,188,230
Shares outstanding	5,939,620	39,676,457	1,923,222
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$33.74	$32.60	$44.81

(a)	Includes cost of investments in affiliates of $8,904,738 for the Select Value Fund, $1,254,024,988 for the Value Plus Fund and $328,591,296 for the Value Fund. See Note 12 in the Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

15

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2013 (Unaudited)

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
INVESTMENT INCOME:
Dividends(a)	$5,233,014	$27,630,161	$4,103,850
Interest	2,798	2,998	11,588
Securities lending	—	—	97,954
Foreign taxes withheld	(345,188)	—	(960,704)
Total Investment Income	4,890,624	27,633,159	3,252,688

EXPENSES:
Management fees	2,506,724	10,218,582	4,322,087
Distribution fees — Investor Class	597,173	2,156,645	1,226,308
Transfer agency fees	409,562	1,744,784	572,617
Fund accounting fees	66,229	284,428	115,912
Custodian fees	19,825	77,569	45,149
Printing and communication fees	10,942	21,758	37,419
Postage fees	24,454	154,430	24,013
Legal fees	6,523	29,179	11,256
Registration fees	28,126	55,029	27,941
Directors’ fees	19,727	85,051	35,090
Audit and tax fees	16,419	25,100	21,580
Insurance fees	16,328	57,558	25,567
Other expenses	16,655	55,297	27,225
Total Expenses	3,738,687	14,965,410	6,492,164
NET INVESTMENT INCOME (LOSS)	1,151,937	12,667,749	(3,239,476)

REALIZED & UNREALIZED GAINS (LOSSES) ON INVESTMENTS, OPTIONS AND TRANSLATION OF ASSETS AND LIABILITIES IN FOREIGN CURRENCY
Net realized gains (losses) on:
Investments and foreign currency translation	53,483,470	139,836,866	80,935,398
Investments - Affiliated securities	707,873	779,969	10,739,772
Written options	—	—	1,625,235
Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency translation	41,524,068	113,646,452	7,851,429
Written options	172,090	—	(341,621)
TOTAL REALIZED & UNREALIZED NET GAINS (LOSSES) ON INVESTMENTS, OPTIONS AND TRANSLATION OF ASSETS IN FOREIGN CURRENCY	95,887,501	254,263,287	100,810,213
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$97,039,438	$266,931,036	$97,570,737

(a)	Including $92,118, $11,449,077 and $1,183,107 received from affiliated issuers held by the Select Value, Value Plus and Value Funds, respectively. See Note 12 in the Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

16

STATEMENTS OF CHANGES IN NET ASSETS

	SELECT VALUE FUND		VALUE PLUS FUND
	For the Six Months	For the	For the Six Months	For the
	Ended June 30, 2013	Year Ended	Ended June 30, 2013	Year Ended
	(Unaudited)	December 31, 2012	(Unaudited)	December 31, 2012
FROM INVESTMENT OPERATIONS:
Net investment income (loss)	$1,151,937	$3,910,939	$12,667,749	$38,190,324
Net realized gains (losses) on investments, options and translation of assets and liabilities in foreign currency	54,191,343	37,854,891	140,616,835	99,811,537
Net change in unrealized appreciation (depreciation) on investments, options and translation of assets and liabilities in foreign currency	41,696,158	44,164,592	113,646,452	131,182,910
Net increase (decrease) in net assets resulting from operations	97,039,438	85,930,422	266,931,036	269,184,771

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	—	(2,043,170)	—	(18,766,548)
Institutional Class	—	(1,436,765)	—	(15,628,453)
Net realized gains on investments
Investor Class	—	(15,430,612)	—	(42,946,075)
Institutional Class	—	(5,817,098)	—	(28,195,688)
Total distributions to shareholders	—	(24,727,645)	—	(105,536,764)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	38,591,400	81,651,131	208,287,980	337,350,897
Dividends reinvested	—	17,300,785	—	60,821,747
Value of shares redeemed(a)	(83,236,590)	(255,023,843)	(236,434,170)	(570,649,829)
Total Investor Class	(44,645,190)	(156,071,927)	(28,146,190)	(172,477,185)
Institutional Class
Proceeds from shares issued	16,502,239	44,020,380	258,507,680	584,642,955
Dividends reinvested	—	7,093,500	—	42,123,015
Value of shares redeemed(a)	(18,787,297)	(54,168,177)	(130,192,503)	(169,451,953)
Total Institutional Class	(2,285,058)	(3,054,297)	128,315,177	457,314,017
Net increase (decrease) in net assets derived from capital transactions	(46,930,248)	(159,126,224)	100,168,987	284,836,832

TOTAL INCREASE (DECREASE) IN NET ASSETS	50,109,190	(97,923,447)	367,100,023	448,484,839
NET ASSETS AT THE BEGINNING OF THE PERIOD	631,546,562	729,470,009	2,670,225,076	2,221,740,237
NET ASSETS AT THE END OF THE PERIOD*	$681,655,752	$631,546,562	$3,037,325,099	$2,670,225,076
*INCLUDES ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$1,151,937	$—	$12,667,749	$—

(a)	Value of shares redeemed includes amounts for early redemption fees. See Note 8 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

17

STATEMENTS OF CHANGES IN NET ASSETS

	VALUE FUND
	For the Six Months	For the
	Ended June 30, 2013	Year Ended
	(Unaudited)	December 31, 2012
FROM INVESTMENT OPERATIONS:
Net investment income (loss)	$(3,239,476)	$1,347,146
Net realized gains (losses) on investments, options and translation of assets and liabilities in foreign currency	93,300,405	104,562,825
Net change in unrealized appreciation (depreciation) on investments, options and translation of assets and liabilities in foreign currency	7,509,808	43,506,388
Net increase (decrease) in net assets resulting from operations	97,570,737	149,416,359

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments
Investor Class	—	(71,098,035)
Institutional Class	—	(6,101,255)
Total distributions to shareholders	—	(77,199,290)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	26,064,837	57,035,454
Dividends reinvested	—	69,046,254
Value of shares redeemed(a)	(112,168,850)	(209,604,071)
Total Investor Class	(86,104,013)	(83,522,363)
Institutional Class
Proceeds from shares issued	9,122,478	24,132,934
Dividends reinvested	—	6,053,780
Value of shares redeemed(a)	(21,729,885)	(11,261,890)
Total Institutional Class	(12,607,407)	18,924,824
Net increase (decrease) in net assets derived from capital transactions	(98,711,420)	(64,597,539)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,140,683)	7,619,530
NET ASSETS AT THE BEGINNING OF THE PERIOD	1,143,825,945	1,136,206,415
NET ASSETS AT THE END OF THE PERIOD*	$1,142,685,262	$1,143,825,945
*INCLUDES ACCUMULATED UNDISTRIBUTED NET INVESTMENT LOSS	$(3,274,466)	$(34,990)

(a)	Value of shares redeemed includes amounts for early redemption fees. See Note 8 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

18

FINANCIAL HIGHLIGHTS – SELECT VALUE FUND

	For the
	Six Months Ended		For the Year Ended December 31,
	June 30, 2013
Investor Class	(Unaudited)		2012	2011	2010	2009	2008

PER SHARE DATA
Net asset value, beginning of period	$29.16		$26.81	$29.18	$24.91	$18.07	$26.48
Income (loss) from investment operations:(e)
Net investment income	0.04		0.15	0.14	0.16	0.14	0.13
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	4.53		3.33	(2.09)	4.27	6.84	(8.41)
Total income (loss) from investment operations	4.57		3.48	(1.95)	4.43	6.98	(8.28)
Less distributions from:
Net investment income	—		(0.13)	(0.13)	(0.16)	(0.14)	(0.13)
Net realized gains on investments	—		(1.00)	(0.29)	—	—	—
Total distributions	—		(1.13)	(0.42)	(0.16)	(0.14)	(0.13)
Net asset value, end of period	$33.73		$29.16	$26.81	$29.18	$24.91	$18.07
TOTAL RETURN	15.67	%(a)	13.03%	(6.68)%	17.77%	38.63%	(31.23)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$481,238		$456,456	$565,978	$600,235	$390,476	$263,379
Percentage of expenses to average net assets	1.21	%(b)	1.21%	1.22%	1.23%	1.27%	1.33%
Percentage of net investment income to average net assets	0.25	%(b)	0.47%	0.52%	0.67%	0.62%	0.65%
Portfolio turnover rate(c)	30	%(a)	27%	47%	51%	53%	65%

							For the
							Period From
	For the						May 1, 2008
	Six Months Ended		For the Year Ended December 31,				(Inception) to
	June 30, 2013						December 31,
Institutional Class(d)	(Unaudited)		2012	2011	2010	2009	2008

PER SHARE DATA
Net asset value, beginning of period	$29.13		$26.79	$29.18	$24.89	$18.05	$26.20
Income (loss) from investment operations:(e)
Net investment income	0.09		0.22	0.22	0.23	0.21	0.12
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	4.52		3.37	(2.09)	4.29	6.84	(8.07)
Total income (loss) from investment operations	4.61		3.59	(1.87)	4.52	7.05	(7.95)
Less distributions from:
Net investment income	—		(0.25)	(0.23)	(0.23)	(0.21)	(0.20)
Net realized gains on investments	—		(1.00)	(0.29)	—	—	—
Total distributions	—		(1.25)	(0.52)	(0.23)	(0.21)	(0.20)
Net asset value, end of period	$33.74		$29.13	$26.79	$29.18	$24.89	$18.05
TOTAL RETURN	15.83	%(a)	13.43%	(6.42)%	18.15%	39.02%	(30.28	)%(a)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$200,418		$175,090	$163,492	$87,966	$46,820	$19,623
Percentage of expenses to average net assets before waivers	0.89	%(b)	0.89%	0.91%	0.96%	0.94%	1.29	%(b)
Percentage of expenses to average net assets after waivers	0.89	%(b)	0.89%	0.91%	0.96%	0.94%	0.99	%(b)
Percentage of net investment income to average net assets before waivers	0.58	%(b)	0.78%	0.84%	0.96%	0.93%	1.30	%(b)
Percentage of net investment income to average net assets after waivers	0.58	%(b)	0.78%	0.84%	0.96%	0.93%	1.61	%(b)
Portfolio turnover rate(c)	30	%(a)	27%	47%	51%	53%	65	%(b)

(a)	Not annualized.
(a)	Annualized.
(c)	Portfolio turnover rate is calculated at the Fund level.
(d)	Institutional Class commenced operations on May 1, 2008.
(e)	Redemption fees represent less than $.01 on a per share basis.

The accompanying Notes to Financial Statements are an integral part of these Statements.

19

FINANCIAL HIGHLIGHTS – VALUE PLUS FUND

	For the
	Six Months Ended		For the Year Ended December 31,
	June 30, 2013
Investor Class	(Unaudited)		2012	2011	2010	2009	2008

PER SHARE DATA
Net asset value, beginning of period	$29.69		$27.72	$29.82	$23.41	$18.70	$22.87
Income (loss) from investment operations:(e)
Net investment income	0.12		0.42	0.19	0.12	0.15	0.16
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	2.80		2.73	(1.79)	6.55	4.75	(4.23)
Total income (loss) from investment operations	2.92		3.15	(1.60)	6.67	4.90	(4.07)
Less distributions from:
Net investment income	—		(0.36)	(0.18)	(0.10)	(0.19)	(0.10)
Net realized gains on investments	—		(0.82)	(0.32)	(0.16)	—	—
Total distributions	—		(1.18)	(0.50)	(0.26)	(0.19)	(0.10)
Net asset value, end of period	$32.61		$29.69	$27.72	$29.82	$23.41	$18.70
TOTAL RETURN	9.84	%(a)	11.38%	(5.37)%	28.50%	26.37%	(17.88)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$1,743,866		$1,612,756	$1,668,179	$1,425,625	$769,468	$674,004
Percentage of expenses to average net assets	1.15	%(b)	1.16%	1.16%	1.17%	1.21%	1.27%
Percentage of net investment income to average net assets	0.74	%(b)	1.43%	0.76%	0.61%	0.70%	0.88%
Portfolio turnover rate(c)	19	%(a)	27%	11%	31%	69%	53%

							For the
							Period From
	For the						May 1, 2008
	Six Months Ended		For the Year Ended December 31,				(Inception) to
	June 30, 2013						December 31,
Institutional Class(d)	(Unaudited)		2012	2011	2010	2009	2008

PER SHARE DATA
Net asset value, beginning of period	$29.64		$27.69	$29.80	$23.40	$18.72	$24.58
Income (loss) from investment operations:(e)
Net investment income	0.16		0.44	0.28	0.21	0.15	0.13
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	2.80		2.78	(1.79)	6.53	4.79	(5.91)
Total income (loss) from investment operations	2.96		3.22	(1.51)	6.74	4.94	(5.78)
Less distributions from:
Net investment income	–		(0.45)	(0.28)	(0.18)	(0.26)	(0.08)
Net realized gains on investments	–		(0.82)	(0.32)	(0.16)	–	–
Total distributions	–		(1.27)	(0.60)	(0.34)	(0.26)	(0.08)
Net asset value, end of period	$32.60		$29.64	$27.69	$29.80	$23.40	$18.72
TOTAL RETURN	9.99	%(a)	11.67%	(5.07)%	28.85%	26.70%	(23.60	)%(a)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$1,293,459		$1,057,469	$553,561	$164,264	$61,060	$30,702
Percentage of expenses to average net assets before waivers	0.85	%(b)	0.90%	0.87%	0.86%	1.03%	1.19	%(b)
Percentage of expenses to average net assets after waivers	0.85	%(b)	0.90%	0.87%	0.86%	0.99%	0.99	%(b)
Percentage of net investment income to average net assets before waivers	1.05	%(b)	1.70%	1.14%	0.98%	0.88%	1.13	%(b)
Percentage of net investment income to average net assets after waivers	1.05	%(b)	1.70%	1.14%	0.98%	0.92%	1.33	%(b)
Portfolio turnover rate(c)	19	%(a)	27%	11%	31%	69%	53	%(b)

(a)	Not annualized.
(b)	Annualized.
(c)	Portfolio turnover rate is calculated at the Fund level.
(d)	Institutional Class commenced operations on May 1, 2008.
(e)	Redemption fees represent less than $.01 on a per share basis.

The accompanying Notes to Financial Statements are an integral part of these Statements.

20

FINANCIAL HIGHLIGHTS – VALUE FUND

	For the
	Six Months Ended		For the Year Ended December 31,
	June 30, 2013
Investor Class	(Unaudited)		2012	2011	2010	2009	2008

PER SHARE DATA
Net asset value, beginning of period	$40.66		$38.31	$43.82	$36.18	$25.04	$41.50
Income (loss) from investment operations:(e)
Net investment income (loss)	(0.13)		0.10	(0.05)	(0.03)	(0.06)	(0.25)
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	3.72		5.17	(2.99)	7.73	11.20	(16.13)
Total income (loss) from investment operations	3.59		5.27	(3.04)	7.70	11.14	(16.38)
Less distributions from:
Net realized gains on investments	—		(2.92)	(2.47)	(0.06)	—	(0.08)
Total distributions	—		(2.92)	(2.47)	(0.06)	—	(0.08)
Net asset value, end of period	$44.25		$40.66	$38.31	$43.82	$36.18	$25.04
TOTAL RETURN	8.83	%(a)	13.83%	(6.92)%	21.28%	44.49%	(39.53)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$1,056,497		$1,052,104	$1,068,687	$1,293,235	$1,167,784	$870,247
Percentage of expenses to average net assets	1.14	%(b)	1.09%	1.10%	1.14%	1.18%	1.20%
Percentage of net investment income (loss) to average net assets	(0.58	)%(b)	0.10%	(0.42)%	(0.43)%	(0.42)%	0.53%
Portfolio turnover rate(c)	17	%(a)	24%	25%	29%	37%	60%

							For the
							Period From
	For the						May 1, 2008
	Six Months Ended		For the Year Ended December 31,				(Inception) to
	June 30, 2013						December 31,
Institutional Class(d)	(Unaudited)		2012	2011	2010	2009	2008

PER SHARE DATA
Net asset value, beginning of period	$41.13		$38.67	$44.12	$36.36	$25.10	$39.69
Income (loss) from investment operations:(e)
Net investment income (loss)	(0.09)		(0.42)	(1.45)	0.19	0.01	(0.06)
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	3.77		5.80	(1.53)	7.63	11.25	(14.53)
Total income (loss) from investment operations	3.68		5.38	(2.98)	7.82	11.26	(14.59)
Less distributions from:
Net realized gains on investments	—		(2.92)	(2.47)	(0.06)	—	—
Total distributions	—		(2.92)	(2.47)	(0.06)	—	—
Net asset value, end of period	$44.81		$41.13	$38.67	$44.12	$36.36	$25.10
TOTAL RETURN	8.95	%(a)	13.98%	(6.73)%	21.50%	44.86%	(36.76	)%(a)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$86,188		$91,722	$67,520	$49,880	$57,522	$40,399
Percentage of expenses to average net assets before waivers	0.93	%(b)	0.93%	0.91%	0.95%	0.94%	1.06	%(b)
Percentage of expenses to average net assets after waivers	0.93	%(b)	0.93%	0.91%	0.95%	0.94%	0.99	%(b)
Percentage of net investment income (loss) to average net assets before waivers	(0.37	)%(b)	0.32%	(0.22)%	(0.26)%	(0.18)%	(0.48	)%(b)
Percentage of net investment income (loss) to average net assets after waivers .	(0.37	)%(b)	0.32%	(0.22)%	(0.26)%	(0.18)%	(0.41	)%(b)
Portfolio turnover rate(c)	17	%(a)	24%	25%	29%	37%	60	%(b)

(a)	Not annualized.
(b)	Annualized.
(c)	Portfolio turnover rate is calculated at the Fund level.
(d)	Institutional Class commenced operations on May 1, 2008.
(e)	Redemption fees represent less than $.01 on a per share basis.

The accompanying Notes to Financial Statements are an integral part of these Statements.

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NOTES TO FINANCIAL STATEMENTS

June 30, 2013

(1)	ORGANIZATION

Heartland Group, Inc. (the “Corporation”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The capital shares of the Select Value Fund, Value Plus Fund and Value Fund (collectively, the “Funds”; 100,000,000, 100,000,000, and 150,000,000 shares authorized respectively), each of which is a diversified fund, are issued by the Corporation. The Funds offer Investor Class and Institutional Class shares. The Institutional Class commenced operations on May 1, 2008.

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with its vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Corporation.

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements:

(a)	Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, sales price on the Composite Market. Lacking any sales, securities are valued at the mean between the most recent quoted bid and asked prices on the principal exchange or market. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange (“NYSE”) or using methods determined by the Board of Directors. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Funds’ securities traded on those foreign exchanges. These are generally categorized as Level 2 in the FASB ASC Topic 820 hierarchy. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortization or accretion. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value using methods determined by the Board of Directors. The Pricing Committee for the Corporation may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined but prior to the time at which a Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Directors and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

(b)	The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies (“RICs”) and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly pay no Federal income taxes, and no Federal income tax provision is recorded.

(c)	Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Funds are declared and paid at least annually. Dividends from the Funds are recorded on ex-date and are determined in accordance with tax regulations. Net realized gains on investments, if any, are distributed at least annually. During 2012, the Select Value, Value Plus and Value Funds utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Generally Accepted Accounting Principles (GAAP) require that permanent financial reporting and tax differences be reclassified to paid in capital. Accordingly, at December 31, 2012, the following reclassifications were made to increase (decrease) such amounts.

		ACCUMULATED UNDISTRIBUTED
	ACCUMULATED UNDISTRIBUTED	NET REALIZED (LOSSES)
FUND	NET INVESTMENT INCOME (LOSS)	ON INVESTMENTS	PAID IN CAPITAL
Select Value Fund	$(417,352)	$(4,431,057)	$4,848,409
Value Plus Fund	(3,795,323)	(10,849,198)	14,644,521
Value Fund	2,240,230	(5,374,367)	3,134,137

Total net assets are not affected by these reclassifications.

(d)	For financial reporting purposes, transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is included with net realized and unrealized gains or losses from investments on the Statement of Operations. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes.

(e)	Investment income and realized and unrealized gains or losses on investments, futures, options and translation of assets in foreign currency are allocated to each Fund’s share class based on their respective net assets. The Funds and share classes are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among the Funds and respective share classes in proportion to their respective net assets, number of open shareholder accounts, number of funds or some combination thereof, as applicable.

(f)	At June 30, 2013, 5.94% of the Value Fund’s net assets were illiquid as defined pursuant to guidelines established by the Board of Directors of the Corporation.

(g)	A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “Act”) or pursuant to the resale limitations provided by Rule 144 under the Act, or an exemption from the registration requirements of the Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Directors. Not all restricted securities are considered to be illiquid. As of June 30, 2013, the Funds did not hold any restricted securities.

(h)	The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(3)	FAIR VALUE MEASUREMENTS

The Funds follow the Fair Value Statement, under which various inputs are used in determining the value of the Funds’ investments.

22

The basis of the hierarchy is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access at the measurement date.
•	Level 2 - Other significant observable inputs include quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or input other than quoted prices that are observable (either directly or indirectly) for the asset or liability. Includes short term investments in time deposits, international securities that use a systematic fair valuation model and portfolio securities lacking any sales referenced in Note 2.
•	Level 3 - Significant unobservable prices or inputs (includes the Board of Directors’ and Pricing Committee’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2013:

	LEVEL 1	LEVEL 2	LEVEL 3
Fund Name	Quoted Prices[1]	Other Significant Observable Inputs[1,2]	Significant Unobservable Inputs[3]	TOTAL
Heartland Select Value Fund
Common Stocks	$677,614,524	$—	$—	$677,614,524
Short-Term Investments	—	771,643	—	771,643
Heartland Value Plus Fund
Common Stocks	3,009,636,882	—	—	3,009,636,882
Short-Term Investments	—	33,778,406	—	33,778,406
Heartland Value Fund
Common Stocks	999,148,045	48,078,844	—	1,047,226,889
Short-Term Investments	—	96,117,887	—	96,117,887
Other Financial Instruments[4]
Liabilities
Written Options	—	(336,160)	—	(336,160)

[1]	The Funds measure transfers between levels as of the beginning and end of the financial reporting period. There were no transfers between Level 1 and Level 2 as of June 30, 2013.
[2]	For further Information regarding the characteristics of securities identified as Level 2 within the hierarchy, see the accompanying Schedules of Investments.
[3]	The Funds measure Level 3 activity as of the beginning and end of the financial reporting period. For the six months ended June 30, 2013, the Funds did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.
[4]	Other financial instruments are derivative instruments not reflected in the Schedules of Investments, such as covered calls, covered puts and futures, which are valued at the unrealized appreciation (depreciation).

(4)	DERIVATIVE INSTRUMENTS

The Derivatives Statement requires enhanced disclosure about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows. The Funds may invest in a broad array of financial instruments and securities, the value of which is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate, or a currency. In particular, each Fund may engage in transactions in options, futures, options on futures contracts (a) to hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) to manage exposure to changing interest rates (duration management), (c) to enhance total return or (d) to invest in eligible asset classes with a greater efficiency and lower cost than is possible through direct investment.

Options and futures can be highly volatile investments and involve certain risks. These strategies require the ability to anticipate future movements in securities prices, interest rates, currency exchange rates and other economic factors. Attempts to use such investments may not be successful and could result in reduction of a Fund’s total return. Each Fund could experience losses if the prices of its options or futures positions move in a direction different than anticipated, or if the Fund were unable to close out its positions due to disruptions in the market or lack of liquidity. Over-the-counter options generally involve greater credit and liquidity risks than exchange-traded options. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Fund if the other party to the contract defaults.

The Funds’ use of options and futures and other investment techniques for hedging purposes involves the risk that changes in the value of a hedging investment will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful. While hedging strategies can help reduce or eliminate portfolio losses, they can also reduce or eliminate portfolio gains.

WARRANTS

Each Fund may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. As of June 30, 2013, the Funds did not hold any warrants.

FUTURES CONTRACTS

Each Fund may enter into futures contracts for hedging purposes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the broker in an amount equal to a certain percentage of the contract amount. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

A Fund’s potential losses from the use of futures extend beyond its initial investment in such contracts. The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render a Fund’s hedging strategy unsuccessful. There is minimal counterparty credit risk since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. As of June 30, 2013, the Funds had no open futures positions.

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OPTIONS CONTRACTS

The Funds may enter into options transactions for hedging purposes and will not use these instruments for speculation. Each Fund may write covered put and call options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. The Select Value and Value Funds had the following transactions in written covered call/put options during the six months ended June 30, 2013:

	SELECT VALUE FUND
	NUMBER OF
	CONTRACTS	PREMIUMS
Balance at December 31, 2012	3,750	$90,410
Options Exercised	(3,750)	(90,410)
Balance at June 30, 2013	—	$—

	VALUE FUND
	NUMBER OF
	CONTRACTS	PREMIUMS
Balance at December 31, 2012	13,900	$1,079,605
Options Written	72,191	3,516,179
Options Expired	(32,067)	(1,625,235)
Options Closed	—	—
Options Exercised	(49,970)	(2,861,905)
Balance at June 30, 2013	4,054	$108,644

		WRITTEN
	NUMBER OF	OPTIONS AT
FUND NAME	CONTRACTS	VALUE*
VALUE FUND
Fuel Systems Solutions, Inc., $20.00, 8/17/13 (Covered Call)	(1,054)	$(42,160)
InvenSense, Inc., $15.00, 7/20/13 (Covered Call)	(3,000)	(294,000)
Total Written Options	(4,054)	$(336,160)

*	Amounts reflect a liability of the Fund which is included on the Statements of Assets and Liabilities.

Statements of Assets and Liabilities - Fair Value of Derivative Instruments as of June 30, 2013:

	Statements of Assets	Value Fund
	and Liabilities Location	Fair Value
Liability Derivatives
Equity Contracts (Written Options)	Written options, at value	$(336,160)
		$(336,160)

The effect of derivatives instruments on the Statements of Operations for the six months ended June 30, 2013:

		Realized Gain	Change in Unrealized
	Location of Gain (Losses) On	on Derivatives	Gain (Losses) on Derivatives
	Derivatives Recognized in Income	Recognized in Income	Recognized in Income
SELECT VALUE FUND
Equity Contracts (Written Options)	Net realized gains (losses) on: Written options/Net change in
	unrealized appreciation (depreciation) on: Written options	$—	$172,090
		$—	$172,090

		Realized Gain	Change in Unrealized
	Location of Gain (Losses) On	on Derivatives	Gain (Losses) on Derivatives
	Derivatives Recognized in Income	Recognized in Income	Recognized in Income
VALUE FUND
Equity Contracts (Written Options)	Net realized gains (losses) on: Written options/Net change in
	unrealized appreciation (depreciation) on: Written options	$1,625,235	$(341,621)
		$1,625,235	$(341,621)

OFFSETTING ARRANGEMENTS

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets and liabilities, only following a specified event of default or early termination. The following table presents derivative financial instruments that are subject to enforceable netting arrangements or other similar agreements as of June 30, 2013.

24

				GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
			NET AMOUNTS
	GROSS AMOUNTS OF	GROSS AMOUNTS OFFSET	PRESENTED IN THE
	RECOGNIZED	IN THE STATEMENTS OF	STATEMENTS OF ASSETS		CASH COLLATERAL
DESCRIPTION	LIABILITIES	ASSETS AND LIABILITIES	AND LIABILITIES	FINANCIAL INSTRUMENTS(1)	PLEDGED	NET AMOUNT
Value Fund
Written Options	$336,160	$—	$336,160	$(336,160)	$—	$—
Total	$336,160	$—	$336,160	$(336,160)	$—	$—

(1)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

(5)	SECURITIES LENDING

The Funds have entered into an agreement with Brown Brothers Harriman & Co. (the “Lending Agent”), dated November 30, 2011 (“Securities Lending Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds. Under the Securities Lending Agreement, the borrowers may pay the Funds negotiated lender fees and the Funds receive cash collateral in an amount equal to not less than 102% of the market value of loaned securities. The borrower pays fees at the Funds’ direction to the Lending Agent. Although the risk of lending is generally mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them.

Income generated from securities lending is presented in the Statements of Operations. The Value Fund did not have any securities on loan as of June 30, 2013. The Select Value and Value Plus Funds did not engage in securities lending during the reporting period.

(6)	CREDIT FACILITY

Brown Brothers Harriman & Co. has made available through December 2, 2013 to the Funds, a $25 million one year revolving credit facility pursuant to a Credit Agreement (“Agreement”). The primary purpose of the Agreement is to allow the Funds to avoid liquidating securities under circumstances that Heartland Advisors, Inc. (the “Advisor”) believes are unfavorable to shareholders. Outstanding principal amounts under the credit facility bear interest at a rate per annum equal to the Federal Funds rate plus 2.00%. Commitment fees are computed at a rate per annum equal to 0.13% of the Funds’ unutilized credit payable quarterly in arrears. The Funds did not utilize this credit facility during the six months ended June 30, 2013.

(7)	INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

The Corporation entered into investment advisory agreements with the Advisor to serve as investment advisor and manager to the Funds (the “Advisory Agreements”). Under the terms of the Advisory Agreements, the Select Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets of the Fund up to $1 billion and at an annual rate of 0.70% of the average daily net assets in excess of $1 billion. The Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the average daily net assets and the Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets.

The Corporation has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”). Pursuant to the Plan, the Investor Class pays the Funds’ distributor, ALPS Distributors, Inc. (the “Distributor”), an amount up to 0.25% of the average daily net assets of such Fund (limited to actual costs incurred), computed on an annual basis and paid monthly, for distributing Fund shares and providing shareholder services. Any fees paid to the Distributor under the Plan that are not used during a calendar year are reimbursed to the respective Fund. Institutional shares are not subject to 12b-1 fees. During the six months ended June 30, 2013, $267,099 of distribution related expenses incurred by the Advisor were reimbursed by fees collected under the Plan. The Corporation and/or Distributor may also contractually commit to pay these fees to other third parties who agree to provide various services to their customers who hold Fund shares. Fees paid pursuant to any such contractual commitment are not subject to reimbursement. The Distributor receives a fee for providing distribution services based on an annual rate of $275,000 for all Funds, plus 1/10 basis point for each Fund’s annual net assets.

Transfer agent and fund accounting services are provided by ALPS Fund Services, Inc. (“ALPS”). ALPS is an affiliate of the Funds’ Distributor, ALPS Distributors, Inc. For providing transfer agent services, ALPS receives a fee that is a base amount plus an annual fee based on the number of shareholders. For providing fund accounting services, ALPS receives fees, subject to a $550,000 annual minimum, at 0.04% of the average daily net assets up to $500 million, 0.03% of average daily net assets between $500 million and $1 billion and 0.015% of the average daily net assets in excess of $1 billion. From its own assets, the Advisor may pay retirement plan service providers, brokers, banks, financial advisors and other financial intermediaries’ fees for providing recordkeeping, sub-accounting, marketing and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any distribution, administrative or shareholder servicing fees paid from the Funds’ assets to these financial intermediaries.

The Advisor has voluntarily agreed to waive fees and/or reimburse certain expenses with respect to the Institutional Class Shares of the Funds, to the extent necessary to maintain the Institutional Class Shares’ Total Annual Fund Operating Expenses at a ratio of 0.99% of average daily net assets. During the six months ended June 30, 2013, there were no expenses of the Funds waived. This voluntary waiver/reimbursement may be discontinued at any time.

Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

Each Director who is not affiliated with the Funds receives a fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Directors’ fees to be invested in any of the Funds issued by the Corporation. As of June 30, 2013, there were no deferred Directors’ fees.

(8)	EARLY REDEMPTION FEE

To discourage market timing and other short-term trading, certain shares of the Funds purchased on or after December 28, 2004 that are redeemed or exchanged within 10 days are assessed a 2% fee on the current net asset value of the shares. The fee applies to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in an account as being redeemed first. The fee is retained by the applicable Fund for the benefit of the remaining shareholders. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as “paid in capital”.

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Investor Class	$344	$1,250	$122
Institutional Class	—	178	50
Total	$344	$1,428	$172

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(9)	INVESTMENT TRANSACTIONS

During the six months ended June 30, 2013, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition), are noted below. During the same period, there were no purchases or sales of long-term U.S. Government obligations.

FUND	COST OF PURCHASES	PROCEEDS FROM SALES
Select Value Fund	$196,817,275	$239,361,273
Value Plus Fund	637,419,428	547,284,302
Value Fund	181,995,210	282,846,291

(10)	FEDERAL INCOME TAX INFORMATION

The Funds’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Funds have qualified and intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes. Passive foreign investment companies, foreign currency, and certain other investments could create book tax differences that may have an impact on the character of each Fund’s distributions.

As of and during the period ended June 30, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at June 30, 2013, are displayed in the table below.

				NET TAX
FUND	TAX COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	UNREALIZED APPRECIATION ON INVESTMENTS
Select Value Fund	$564,429,090	$128,870,827	$(14,913,750)	$113,957,077
Value Plus Fund	2,731,740,240	459,862,292	(148,187,244)	311,675,048
Value Fund	991,428,601	310,278,195	(158,362,020)	151,916,175

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to tax deferral of losses in wash sales.

(11)	FUND SHARE TRANSACTIONS

For the six months ended June 30, 2013, fund share transactions were as follows:

	SELECT	VALUE
Investor Class	VALUE FUND	PLUS FUND	VALUE FUND
Shares issued	1,200,604	6,527,749	609,214
Reinvested distributions from net investment income & distributions from net realized gains on investments	—	—	—
Shares redeemed	(2,585,377)	(7,371,440)	(2,609,909)
Net increase (decrease) in Fund shares	(1,384,773)	(843,691)	(2,000,695)

	SELECT	VALUE
Institutional Class	VALUE FUND	PLUS FUND	VALUE FUND
Shares issued	520,769	8,047,920	209,173
Reinvested distributions from net investment income & distributions from net realized gains on investments	—	—	—
Shares redeemed	(592,561)	(4,052,062)	(515,801)
Net increase (decrease) in Fund shares	(71,792)	3,995,858	(306,628)

For the year ended December 31, 2012, fund share transactions were as follows:

	SELECT	VALUE
Investor Class	VALUE FUND	PLUS FUND	VALUE FUND
Shares issued	2,842,580	11,471,799	1,393,177
Reinvested distributions from net investment income & distributions from net realized gains on investments	597,403	2,070,880	1,713,750
Shares redeemed	(8,896,606)	(19,402,229)	(5,122,170)
Net increase (decrease) in Fund shares	(5,456,623)	(5,859,550)	(2,015,243)

	SELECT	VALUE
Institutional Class	VALUE FUND	PLUS FUND	VALUE FUND
Shares issued	1,542,215	19,993,424	606,319
Reinvested distributions from net investment income & distributions from net realized gains on investments	245,280	1,436,665	148,523
Shares redeemed	(1,877,726)	(5,742,770)	(271,119)
Net increase (decrease) in Fund shares	(90,231)	15,687,319	483,723

(12)	TRANSACTIONS WITH AFFILIATES

The following investments are in companies deemed “affiliated” (as defined in Section 2(a)(3) of the Investment Company Act of 1940) with the Select Value, Value Plus and Value Funds; that is, the respective Fund held 5% or more of their outstanding voting securities during the six months ended June 30, 2013:

26

SELECT VALUE FUND
	SHARE BALANCE AT			SHARE BALANCE AT		REALIZED GAINS
SECURITY NAME	JANUARY 1, 2013	PURCHASES	SALES	JUNE 30, 2013	DIVIDENDS	(LOSSES)
First Interstate Bancsystem, Inc. (Class A)	824,300	—	115,700	708,600	$92,118	$707,873
					$92,118	$707,873

VALUE PLUS FUND
	SHARE BALANCE AT			SHARE BALANCE AT		REALIZED GAINS
SECURITY NAME	JANUARY 1, 2013	PURCHASES	SALES	JUNE 30, 2013	DIVIDENDS	(LOSSES)
Albany International Corp. (Class A)	1,750,000	50,000	—	1,800,000	$522,000	$—
Analogic Corp.	850,000	—	250,000	600,000	135,000	6,401,727
Asset Acceptance Capital Corp.	2,753,559	—	2,753,559	—	—	(5,011,569)
Black Box Corp.	1,013,195	36,805	—	1,050,000	175,556	—
CDI Corp.	1,600,000	200,000	—	1,800,000	221,000	—
Centerstate Banks, Inc.	1,725,000	—	86,497	1,638,503	33,635	(297,141)
CONMED Corp.	1,800,000	—	28,800	1,771,200	532,500	(7,881)
CTS Corp.	2,375,000	225,000	—	2,600,000	175,875	—
Encore Wire Corp.	1,550,000	—	—	1,550,000	62,000	—
ESCO Technologies, Inc.	1,000,000	475,000	125,000	1,350,000	150,000	776,760
Federal Signal Corp.	6,150,000	15,000	—	6,165,000	—	—
Fred's, Inc. (Class A)	3,000,000	100,000	—	3,100,000	366,000	—
FreightCar America, Inc.	1,100,000	25,000	—	1,125,000	133,500	—
Granite Construction, Inc.	2,158,500	441,500	—	2,600,000	659,750	—
Gulf Island Fabrication, Inc.	1,325,000	50,000	—	1,375,000	272,500	—
Harte-Hanks, Inc.	3,850,000	290,199	150,000	3,990,199	339,167	(1,053,351)
Heidrick & Struggles International, Inc.	1,675,000	75,000	—	1,750,000	221,000	—
Invacare Corp.	3,000,000	5,000	—	3,005,000	75,063	—
Mantech International Corp. (Class A)	900,000	300,000	—	1,200,000	504,000	—
Materion Corp.	1,900,000	—	—	1,900,000	294,500	—
Micrel, Inc.	3,550,000	300,000	—	3,850,000	163,625	—
Navigant Consulting, Inc.	2,850,000	—	—	2,850,000	—	—
Park Electrochemical Corp.	1,575,000	50,000	—	1,625,000	4,252,500	—
PharMerica Corp.	2,500,000	450,000	—	2,950,000	—	—
Quanex Building Products Corp.	1,450,000	1,450,000	—	2,900,000	182,000	—
Regis Corp.	3,000,000	675,000	—	3,675,000	375,906	—
Renasant Corp.	1,700,000	25,000	—	1,725,000	586,500	—
Resources Connection, Inc.	2,650,000	250,000	—	2,900,000	345,000	—
StellarOne Corp.	1,625,000	—	—	1,625,000	292,500	—
Stone Energy Corp.	2,700,000	600,000	—	3,300,000	—	—
Superior Industries International, Inc.	1,600,000	—	—	1,600,000	—	—
Universal Forest Products, Inc.	1,100,000	125,000	25,000	1,200,000	240,000	78,847
Zep, Inc.	1,575,000	550,000	25,000	2,100,000	138,000	(107,423)
					$11,449,077	$779,969

VALUE FUND
	SHARE BALANCE AT			SHARE BALANCE AT		REALIZED GAINS
SECURITY NAME	JANUARY 1, 2013	PURCHASES	SALES	JUNE 30, 2013	DIVIDENDS	(LOSSES)
Accuray, Inc.	5,000,000	—	400,000	4,600,000	$—	$(1,945,161)
AgJunction, Inc. (CAD)(a)	6,296,000	—	—	6,296,000	—	—
ALCO Stores, Inc.	380,400	—	—	380,400	—	—
Analysts International Corp.	478,000	—	—	478,000	—	—
BioClinica, Inc.	1,300,000	—	1,300,000	—	—	3,120,266
Cambrex Corp.	1,700,000	—	—	1,700,000	—	—
Computer Task Group, Inc.	1,000,000	—	300,000	700,000	85,834	5,186,877
Digirad Corp.	1,800,000	—	—	1,800,000	—	—
Dynamics Research Corp.	818,400	—	—	818,400	—	—
FirstCity Financial Corp.	785,000	—	785,000	—	—	724,115
Golden Star Resources Ltd	17,167,136	832,864	—	18,000,000	—	—
Hooper Holmes, Inc.	6,615,000	—	—	6,615,000	—	—
Hudson Global, Inc.	2,906,941	93,059	—	3,000,000	—	—
Intersections, Inc.	1,232,109	—	522,897	709,212	430,076	(54,817)
Lakeland Industries, Inc.	374,500	—	374,500	—	—	(3,380,292)
Lantronix, Inc.	1,004,557	—	49,100	955,457	—	(221,926)

27

VALUE FUND (CONTINUED)
	SHARE BALANCE AT			SHARE BALANCE AT		REALIZED GAINS
SECURITY NAME	JANUARY 1, 2013	PURCHASES	SALES	JUNE 30, 2013	DIVIDENDS	(LOSSES)
Lincoln Educational Services Corp.	2,200,000	—	—	2,200,000	$308,000	$—
Magnetek, Inc.	299,999	—	—	299,999	—	—
MFRI Inc.	576,000	—	81,217	494,783	—	(135,435)
Newpark Resources, Inc.	4,600,000	—	1,599,300	3,000,700	—	5,986,415
North Valley Bancorp	400,000	—	—	400,000	—	—
Northwest Pipe Co.	500,000	—	—	500,000	—	—
Official Payments Holdings, Inc.	1,600,000	—	—	1,600,000	—	—
Olympic Steel Inc.	544,317	155,683	—	700,000	25,652	—
PDI, Inc.	1,400,000	—	—	1,400,000	—	—
Perma-Fix Environmental Services, Inc.	4,000,000	—	—	4,000,000	—	—
RCM Technologies, Inc.	1,100,000	—	—	1,100,000	—	—
Stanley Furniture Co., Inc.	—	750,000	—	750,000	—	—
StarTek, Inc.	1,400,000	—	—	1,400,000	—	—
Supreme Industries (Class A)(b)	1,275,000	63,750	—	1,338,750	—	—
TRC Cos., Inc.	1,609,303	140,697	—	1,750,000	—	—
Trinity Biotech PLC (ADR)	1,410,000	—	175,406	1,234,594	264,545	1,452,469
U.S. Silver and Gold, Inc. (CAD)	3,000,000	2,000,000	—	5,000,000	—	—
Ultralife Corp.	772,772	227,228	—	1,000,000	—	—
United Insurance Holdings Corp.	925,200	224,800	—	1,150,000	69,000	—
Westell Technologies	4,800,000	—	13,645	4,786,355	—	7,261
					$1,183,107	$10,739,772

(a) Formerly Hemisphere GPS, Inc.

(b) Stock Dividend of 5.00% on 05/16/13.

(13)	SUBSEQUENT EVENTS

At a meeting held on April 25, 2013, the Board of Trustees of the Trust for Professional Managers (the “Trust”) approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) relating to its series, the Heartland International Value Fund (the “Predecessor Fund”). The Plan of Reorganization provides for the reorganization (the “Reorganization”) of the Predecessor Fund into the Heartland International Value Fund (the “New Fund”), a newly formed series of the Corporation. The Board of Directors of the Corporation approved the Plan of Reorganization on April 29, 2013. A notice of a special meeting of shareholders and proxy materials was sent to shareholders of record as of July 10, 2013. If the Plan of Reorganization is approved, shareholders of the Predecessor Fund will receive shares of the New Fund having the same aggregate net asset value as the shares of the Predecessor Fund they hold on the date of the Reorganization. The Reorganization will not affect the value of a shareholder’s account in the Predecessor Fund at the time of the Reorganization. The Reorganization is expected to be treated as a tax-free reorganization for federal income tax purposes. If approved by shareholders, the Reorganization is expected to occur on or about October 1, 2013.

28

ADDITIONAL INFORMATION

(UNAUDITED)

EXPENSE EXAMPLES

As a shareholder of the Heartland Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, 12b-1 fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Heartland Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2013 through June 30, 2013.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED EXPENSE
	ACCOUNT VALUE	ACCOUNT VALUE	DURING THE PERIOD(a)	RATIO DURING PERIOD
FUND	1/1/13	6/30/13	1/1/13 - 6/30/13	1/1/13 - 6/30/13
Heartland Select Value Fund - Investor	$1,000.00	$1,156.70	$6.47	1.21%
Heartland Select Value Fund - Institutional	1,000.00	1,158.30	4.76	0.89
Heartland Value Plus Fund - Investor	1,000.00	1,098.40	5.98	1.15
Heartland Value Plus Fund - Institutional	1,000.00	1,099.90	4.43	0.85
Heartland Value Fund - Investor	1,000.00	1,088.30	5.90	1.14
Heartland Value Fund - Institutional	1,000.00	1,089.50	4.82	0.93

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (181) divided by the number of days in the fiscal year (365).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Heartland Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED EXPENSE
	ACCOUNT VALUE	ACCOUNT VALUE	DURING THE PERIOD(a)	RATIO DURING PERIOD
FUND	1/1/13	6/30/13	1/1/13 - 6/30/13	1/1/13 - 6/30/13
Heartland Select Value Fund - Investor	$1,000.00	$1,018.79	$6.06	1.21%
Heartland Select Value Fund - Institutional	1,000.00	1,020.38	4.46	0.89
Heartland Value Plus Fund - Investor	1,000.00	1,019.09	5.76	1.15
Heartland Value Plus Fund - Institutional	1,000.00	1,020.58	4.26	0.85
Heartland Value Fund - Investor	1,000.00	1,019.14	5.71	1.14
Heartland Value Fund - Institutional	1,000.00	1,020.18	4.66	0.93

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (181) divided by the number of days in the fiscal year (365).

OTHER INFORMATION

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities, and a copy of the voting record, is available without charge at www.heartlandfunds.com, or upon request, by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street Suite 500, Milwaukee, WI 53202. Information regarding how the Corporation voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

The Funds file complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q which are available on the Commission’s website at www.sec.gov. The Funds’ N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Schedules of portfolio holdings are also available at www.heartlandfunds.com, or upon request, without charge by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI 53202.

29

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENTS

(UNAUDITED)

The Investment Company Act of 1940, as amended, requires that the annual renewal of the Advisory Agreements be approved by the vote of a majority of the Board of Directors who are not parties to the Advisory Agreements or “interested persons” of the Funds (as that term is defined in the Investment Company Act of 1940, as amended) (the “Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval. At its meeting held on May 16, 2013, the Board of Directors, including all of the Independent Directors, unanimously approved the annual continuation of the Advisory Agreements without change.

The Directors’ approval was based on their consideration and evaluation of a variety of factors, which included, among other things: (1) the nature, extent and quality of the services provided by the Advisor, including the investment process used by the Advisor; (2) the performance of each Fund in comparison to its benchmark index and a peer group of mutual funds; (3) the management fees and the total operating expenses of each Fund, including comparative information with respect to a peer group of mutual funds and to other institutional accounts managed by the Advisor with an investment strategy and program similar to that of the relevant Fund; (4) the profitability of the Advisor with respect to each Fund; and (5) the extent to which economies of scale may be realized as each Fund grows. As part of this process, the Board reviewed and considered various materials, including:

MATERIALS RELATING TO THE NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED BY THE ADVISOR:

•	A summary of the Funds’ primary service providers;
•	A summary of the Advisor’s investment process for the Funds;
•	Biographical information regarding the portfolio management teams for each Fund;
•	The Advisor’s Form ADV Part 2 (brochure, including supplements); and
•	Information regarding soft-dollar practices and usage, trading costs and best execution.

INFORMATION WITH RESPECT TO FUND PERFORMANCE AND EXPENSES:

•	A Section 15(c) Report and related materials prepared by Lipper, Inc. comparing advisory fees, other expenses and the performance of each Fund against: (1) a peer group of funds consisting of such Fund and certain other no-load funds classified by Lipper as having the same investment style and a similar asset size as such Fund (“Expense Group”); and (2) a peer group of funds consisting of such Fund and all other funds having the same investment style regardless of asset size or the primary channel of distribution (“Performance Universe”);
•	Other comparative information of expenses and performance among each Fund and its corresponding Expense Group, and among the Select Value and Value Plus Funds and a customized Lipper Expense Group which was expanded to include the particular Fund’s peer funds which were in its Lipper Expense Group in either or both of the prior two years, are still in existence, and have the same investment style but were not a part of the Fund’s Lipper Expense Group for the current year; and
•	A memorandum from management summarizing the Lipper reports and setting forth management’s observations and conclusions based on that information.

MATERIALS RELATING TO PROFITABILITY OF THE ADVISOR:

•	A profitability analysis prepared by management;
•	An independent study prepared by Lipper, Inc. of the profitability of a group of publicly traded advisors;
•	A summary of revenue-sharing arrangements that the Advisor has with various distribution intermediaries; and
•	A memorandum prepared by management discussing economies of scale and providing additional information regarding advisory fees paid by the Advisor’s other clients with investment strategies similar to the Funds and the level of services provided to such other clients.

INFORMATION RELATING TO THE ADVISOR’S FINANCIAL STRENGTH:

•	The Advisor’s financial statements and independent auditor’s report for the year ended December 31, 2012;
•	Consolidated financial statements of Heartland Holdings, Inc. (the Advisor’s parent company) and its subsidiaries and independent auditor’s report for the year ended December 31, 2012, and for the first quarter ended March 31, 2013 (unaudited);
•	The Advisor’s historical assets under management chart for the past ten years;
•	The Advisor’s financial projections and distribution guidelines;
•	Changes in ownership (securities transactions) in Heartland Holdings’ stock during the first quarter of 2013; and
•	The Advisor’s management succession and personnel contingency plan.

In addition to the foregoing documents and information, the Independent Directors were assisted by their independent legal counsel, who was present at all times at the May 16, 2013, meeting and who provided a memorandum that outlined the duties and responsibilities of the Board of Directors in connection with approval of Investment Advisory Agreements.

After reviewing and discussing this information, and taking into account other information routinely provided at its quarterly meetings throughout the year regarding the quality of the services provided by the Advisor, the performance of the Funds, expenses, regulatory compliance issues and related matters, the Board of Directors, including all of the Independent Directors, reached the following conclusions:

•	The nature and extent of the services provided by the Advisor is appropriate for the investment objectives and programs of the Select Value, Value Plus and Value Funds and is appropriate to assure that each Fund’s operations are conducted in compliance with applicable laws, rules and regulations;
•	The quality of the services provided by the Advisor is strong based upon: (a) the high quality and effectiveness of the compliance program, disaster recovery and business continuity plan, management succession plan and trading programs implemented by the Advisor on behalf of the Funds; and (b) the acceptable investment performance of each Fund on a long-term basis, compared with its Lipper performance universe and benchmark indices, particularly on a risk-adjusted basis and after taking into account both the additional internal risk controls recently instituted by the Advisor and that the Board believed could mitigate the risk of underperformance as well as the dedication of additional resources to the development and implementation of a performance-improvement plan for the Value Fund;
•	The operating expenses of the Funds are fair and reasonable based on the nature, scope and quality of the services provided to the Funds, especially taking into consideration the fact that the Advisor provides certain administrative services to the Funds which it is not contractually obligated to provide and which the Funds otherwise would need to obtain from the Advisor or a third party at additional expense, and those fees are competitive, taking into account all relevant circumstances, with fees paid by peer groups and fees charged by the Advisor to other accounts it manages under similar investment strategies and programs;
•	The level of profitability realized by the Advisor from its provision of services to the Funds is reasonable; and
•	The Advisor has sufficient financial resources and revenues to enable it to finance the provision and delivery of the services it is obligated to provide under the Advisory Agreements.

With regard to economies of scale, the Independent Directors noted that certain fixed costs are spread over a broader base of assets as the Funds’ total assets increase. They also noted that economies of scale that can be achieved by funds with small-cap management strategies, such as the Value and Value Plus Funds, frequently are not as pronounced as for funds with larger-cap strategies. This is due to the fact that, as smaller-cap funds increase in asset size, their managers frequently must add new companies to the fund portfolios to avoid the size of their investments in individual companies exceeding prudent levels. Expansion of the number of companies in the portfolios requires increased research, analysis, and administration, which typically offsets a portion of the financial benefits of the economies of scale achieved as assets grow. Larger-cap funds, on the other hand, frequently can increase the size of their investments in companies already in their portfolios to manage investment inflows, which maximizes the financial benefits available to them from the economies of scale realized.

Applying these concepts to the Value Fund, the Independent Directors concluded that the fee structure of that Fund reflects an appropriate sharing of economies of scale between the Fund and the Advisor. With respect to the Value Plus Fund, while management had explained in prior years that the Fund’s asset size could increase without significantly increasing the number of stocks in its portfolio and the Independent Directors had therefore determined that a management fee breakpoint at some asset level may be appropriate for the Value Plus Fund, the Independent Directors concluded that attainment of any such asset level was far in the future, particularly in light of the partial close of that Fund. They therefore agreed that it continued to be premature to attempt to establish an appropriate breakpoint at this time. The Independent Directors also noted that the investment program of the Select Value Fund gives rise to economies of scale at greater asset levels, and concluded that the five basis point fee reduction on net assets in excess of $1.0 billion represents an appropriate sharing of economies of scale between the Advisor and the Funds at foreseeable asset levels.

The Independent Directors reached these conclusions after carefully considering all of the information provided by management and after taking into account recent developments and circumstances affecting the Funds. With respect to the Value Plus Fund, the Independent Directors were cognizant of the fact that the Fund has implemented a partial close in order to slow the growth rate of its total assets and to favor prospective investors with longer-term investment horizons.

30

INFORMATION REGARDING EXECUTIVE OFFICERS AND DIRECTORS

(UNAUDITED)

INFORMATION REGARDING EXECUTIVE OFFICERS & DIRECTORS

Under applicable law, the Board of Directors is responsible for management of the Corporation and provides broad supervision over its affairs. The Board elects the Officers of the Corporation and hires the Funds’ service providers, including the Funds’ investment advisor, Heartland Advisors, Inc., and distributor of the Funds’ shares, ALPS Distributors, Inc. The Board meets regularly to review, among other items, the Funds’ investments, performance and expenses. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor and each Fund’s distribution plan and related distribution agreements, and annually approves the selection of the independent registered public accounting firm for each Fund. The Board also establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of the Corporation’s business. The policy of the Corporation is that the Chairman and 75% of Board members of the Board must be “independent” of the Advisor, Distributor and the Funds’ transfer agent. The following table presents information about each Director and Officer of the Corporation. The mailing address of the Directors and Officers is 789 North Water Street, Suite 500, Milwaukee, WI 53202.

INdependent directors:	Position(s) held with the Corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships held by Director(2)
Robert A. Rudell Date of Birth: 9/48	Chairman of the Board and Director	Director since 2/05; Chairman of the Board since 1/06	Retired; Chief Operating Officer, Zurich Scudder Investments, 1998 to 2002; President, Scudder Retirement Services, 1996 to 1998; employed by IDS/American Express as President in Institutional Retirement Services and other capacities, 1973 to 1996.	3	Director, Medtox Scientific, Inc., April 2002 to July 2012; Director, Optimum Funds, May 2003 to present (6 mutual funds); Director, Vantagepoint Funds, March 2007 to 2011 (31 mutual funds).

Dale J. Kent Date of Birth: 11/52	Director	Since 8/03	Executive Vice President and Chief Financial Officer, West Bend Mutual Insurance Company, since July 2002; Partner, Arthur Andersen, LLP, 1986 to 2002; employed by Arthur Andersen, LLP, in other capacities, 1974 to 1985.	3	None

Michael D. Dunham Date of Birth: 7/45	Director	Since 1/04	President, DGA Real Estate, LLC, since January 2006; President and Owner, Dunham Global Associates, LTD., since 2001; Chairman/Owner, Work Wise, LLC, since 2001; Senior Vice President, IFS AB, January 2000 to May 2006; Co-Founder and CEO of Effective Management Systems, Inc., 1978 to 1999.	3	Director, BioForce Nanosciences Holdings, Inc., September 2007 to December 2009; Chairman, Merge Healthcare, Inc. (formerly Merge Technologies, Inc.) May 2006 to June 2008.

Ward D. Armstrong Date of Birth: 1/54	Director	Since 2/08	Managing Director, Northrock Partners, a Private Wealth Practice of Ameriprise Financial, February 2010 to present; Senior Vice President, Ameriprise Financial, Inc., November 1984 to May 2007; President, American Express Asset Management, 2002 to 2004; Chairman, Ameriprise Trust Company, November 1996 to May 2007.	3	None

Kenneth A. Kavajecz Date of Birth: 3/66	Director	Since 2/08

Dean of the Martin J. Whitman School of Management at Syracuse University, since July 2013; Chair of Finance Department, University of Wisconsin-Madison, July 2012 to June 2013; Professor of Finance – Wisconsin Alumni Chair in Investments, University of Wisconsin-Madison, September 2011 to June 2013; Associate Professor of Finance, University of Wisconsin-Madison, April 2004 to September 2011; Associate Dean of Undergraduate Program, University of Wisconsin- Madison, August 2008 to August 2011; Associate Dean of Masters Programs, University of Wisconsin-Madison, July 2006 to August 2011; Assistant Professor of Finance, June 2003 to April 2004; Assistant Professor, The Wharton School, February 1997 to June 2003; Assistant Economist, Board of Governors of the Federal Reserve System, Division of Monetary Affairs, 1988 to 1992.

				3	None

31

INTERESTED DIRECTORS AND OFFICERS:	Position(s) held with the Corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships held by Director(2)
William (“Bill”) J. Nasgovitz(3)(4) Date of Birth: 10/44	President and Director	Since 12/84	Chairman, Chief Investment Officer and Portfolio Manager, Heartland Advisors, Inc., since January 2013; Director, Heartland Advisors, Inc., since April 2008; President and Chief Executive Officer, Heartland Advisors, Inc., 1982 to 2012.	3	None

William ("Will") R. Nasgovitz(4) Date of Birth: 4/78	Chief Executive Officer	Since 5/12

Chief Executive Officer and Portfolio Manager, Heartland Advisors, Inc., since January 2013; Senior Vice President and Portfolio Manager, Heartland Advisors, Inc., 2012; Director, Heartland Advisors, Inc., since November 2010; Vice President and Portfolio Manager, Heartland Advisors, Inc., 2006 to 2011; Research Analyst, Heartland Advisors, Inc., 2004 to 2006; Research Associate, Heartland Advisors, Inc., November 2003 to 2004; Senior Research Associate, Cambridge Associates, LLC 2000 to 2002.

				N/A	N/A

Nicole J. Best Date of Birth: 9/73	Vice President, Treasurer and Principal Accounting Officer	Since 6/11

Senior Vice President and Chief Financial Officer, Heartland Advisors, Inc., since May 2010; Vice President and Secretary; Heartland Group, Inc.; May 2010 to June 2011; Senior Vice President, Investor Services and Markets, Brown Brothers Harriman & Co., September 2008 to May 2010; Senior Vice President and Chief Compliance Officer, Heartland Advisors, Inc. and Heartland Group, Inc., November 2005 to August 2008; Senior Vice President and Treasurer, Heartland Advisors, Inc., February 2001 to August 2006; Treasurer and Principal Accounting Officer, Heartland Group, Inc., June 2000 to November 2005. Employed by Heartland Advisors, Inc. in other capacities from 1998 to 2008. Employed by Arthur Andersen, LLP, in other capacities, 1995 to 1998.

				N/A	N/A

Vinita K. Paul Date of Birth: 8/79	Vice President and Chief Compliance Officer	Since 8/08

General Counsel, Heartland Advisors, Inc., since August 2009; Vice President and Chief Compliance Officer, Heartland Advisors, Inc., since August 2008; Associate, Quarles & Brady LLP, November 2007 to July 2008; Vice President and Interim General Counsel, The Ziegler Companies, Inc., July 2007 to October 2007; Assistant Secretary North Track Funds, Inc., December 2006 to October 2007; Assistant Secretary, Ziegler Exchange Traded Trust, December 2006 to October 2007; Vice President and Assistant General Counsel, The Ziegler Companies, Inc., September 2006 to July 2007; Associate, Quarles & Brady LLP, September 2004 to August 2006.

				N/A	N/A

Katherine M. Jaworski Date of Birth: 11/70	Vice President and Secretary	Since 6/11	Vice President and Investment Operations Manager of Heartland Advisors, Inc. since January 2004; Principal Accounting Officer and Treasurer, Heartland Group, Inc.; May 2010 to June 2011; Assistant Secretary, Heartland Group, Inc., November 2008 to May 2010. Employed by Heartland Advisors, Inc. in other capacities since April 1999.	N/A	N/A

Paul T. Beste Date of Birth: 1/56	Vice President and Assistant Secretary; Anti-Money Laundering Officer	Since 5/10 Since 11/02

Director, Heartland Advisors, Inc., since April 2008; Chief Operating Officer, Heartland Advisors, Inc., since December 1999; Secretary, Heartland Group, Inc., November 2005 to May 2010; Principal Accounting Officer, Heartland Group, Inc., December 2009 to May 2010; Interim Treasurer and Principal Accounting Officer, Heartland Group, Inc., September 2008 to December 2008; Secretary and Treasurer, Heartland Value Manager, LLC, August 2000 to April 2011; employed by Heartland Advisors, Inc., in other capacities since 1997.

				N/A	N/A

(1)	Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Corporation serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the Investment Company Act of 1940.
(2)	Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940.
(3)	William (“Bill”) J. Nasgovitz is considered to be an “interested person” (as defined in the Investment Company Act of 1940) of the Corporation because of his position with the Advisor.
(4)	William (“Will”) R. Nasgovitz is the son of William (“Bill”) J. Nasgovitz.

The standing committees of the Corporation’s Board of Directors include an Audit Committee and a Nominating Committee. Both Committees consist of all the Independent Directors, namely Robert A. Rudell, Dale J. Kent, Michael D. Dunham, Ward D. Armstrong and Kenneth A. Kavajecz. Mr. Kent serves as chairman of the Audit Committee, and Mr. Dunham serves as chairman of the Nominating Committee. The Board has determined that Mr. Kent is an Audit Committee financial expert.

The Audit Committee is responsible for selecting the independent registered public accounting firm for the Funds and oversees the preparation of each Fund’s financial statements. In this capacity, the Audit Committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Funds’ financial statements. The Audit Committee also discusses with the independent registered public accounting firm the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of each Fund’s financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The Audit Committee has adopted a written charter. The Audit Committee had four meetings during the twelve months ended June 30, 2013.

The Nominating Committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. The Nominating Committee generally accepts recommendations for nominations by shareholders of the Funds. The Nominating Committee has adopted a written charter. The Nominating Committee had one meeting during the twelve months ended June 30, 2013.

The Funds’ Statement of Additional Information includes additional information about the Directors of the Corporation and is available, without charge, at www.heartlandfunds.com or upon request, by calling 1-800-432-7856.

32

DEFINITIONS AND DISCLOSURES

(UNAUDITED)

Growth and value investing each have their own unique risks and potential for rewards and may not be suitable for all investors. A growth investing strategy typically carries a higher risk of loss and a higher potential for reward than a value investing strategy. A growth investing strategy emphasizes capital appreciation; a value investing strategy emphasizes investments in companies believed to be undervalued.

Security valuations are based on Heartland Advisors’ estimates as calculations. Statements regarding securities are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Such statements represent the portfolio manager’s view when made and are subject to change at any time based on market and other considerations.

10 Principles of Value Investing™ consist of the following criteria for selecting securities: (1) catalyst for recognition; (2) low price in relation to earnings; (3) low price in relation to cash flow; (4) low price in relation to book value; (5) financial soundness; (6) positive earnings dynamics; (7) sound business strategy; (8) capable management and insider ownership; (9) value of company; and (10) positive technical analysis.

American Association of Individual Investors (AAII) Investor Sentiment Survey measures the percentage of individual investors who are bullish, bearish, and neutral on the stock market for the next six months by polling AAII members on a weekly basis. Only one vote per member is accepted in each weekly voting period.

The Consumer Confidence Index measures Americans’ attitudes about current and future economic conditions. It is based on a monthly survey of 5,000 households conducted for The Conference Board and is benchmarked to a base year of 100 in 1985.

Consumer Price Index (CPI) is the most widely used measure of consumer price inflation. The CPI measures the average change over time in the prices paid by urban consumers for goods and services. The Bureau of Labor Statistics (BLS) of the U.S. Department of Labor collects the CPI price information and calculates the CPI statistics.

Price/Book Ratio of a company is calculated by dividing the market price of its stock by the company’s per-share book value. For the portfolio and indices, the price/book ratio is presented as a weighted median.

Price/Cash Flow Ratio represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations. It shows the ability of a business to generate cash and acts as a gauge of liquidity and solvency.

Price/Earnings Ratio (P/E) of a stock is calculated by dividing the current price of the stock by its trailing or its forward 12 months’ earnings per share.

Normalized Price/Earnings Ratio (P/E) of a stock is calculated by dividing the current price of the stock by its trailing or its forward 12 months’ earnings per share. Earnings are adjusted for cyclical ups and downs in the economy.

Real Estate Investment Trust (REIT) is a security that sells like a stock on the major exchanges and invests in real estate directly, either through properties or mortgages.

Risk-on/Risk-off Theory is an investment setting in which price behavior responds to, and is driven by, changes in investor risk tolerance. Risk-on risk-off refers to changes in investment activity in response to global economic patterns. During periods when risk is perceived as low, risk-on risk-off theory states that investors tend to engage in higher-risk investments. When risk is perceived as high, investors have the tendency to gravitate toward lower-risk investments.

Shale Revolution refers to the boom in U.S. oil and gas production over the past several years resulting in part from the use of new technology to tap into shale-based oil and gas deposits.

Standard Deviation is a measure of volatility of returns and is computed as the square root of the average squared deviation of the returns from the mean value of the return.

Treasury Yield is the effective rate of interest paid on a debt obligation issued by the U.S. Treasury for a specified term.

Wealth Effect is the premise that when the value of stock portfolios rises due to escalating stock prices, investors feel more comfortable and secure about their wealth, causing them to spend more.

Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell® Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500 Index is an index of 500 U.S. stocks chosen for market size, liquidity and industry group representation and is a widely used U.S. equity benchmark.

All indices are unmanaged. It is not possible to invest directly in an index.

Supplemental Information - Value Plus Fund

33

Heartland Advisors’ commitment to you:

Striving to achieve superior investment results and outstanding client service

Fundamental Research

We remain focused on discovering opportunities through extensive fundamental analysis

Seasoned Investment Team

We leverage our investment team’s more than 280 years of experience to uncover out-of-favor, financially sound and undervalued companies

Consistent and Disciplined Approach

We consistently adhere to our clearly defined, time-tested investment process driven by Heartland’s 10 Principles of Value InvestingTM

An investor should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the Funds’ prospectus. To obtain a prospectus, please call 1-800-432-7856 or visit www.heartlandfunds.com. Please read the prospectus carefully before investing.

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Code of Ethics for the Registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer referenced to in Item 2 was filed as Exhibit 12(d)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR filed on February 23, 2012, and is incorporated herein by reference.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEARTLAND GROUP, INC.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
Chief Executive Officer

Date:	August 16, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
Chief Executive Officer

Date:	August 16, 2013

By:	/s/ Nicole J. Best
Nicole J. Best
Treasurer & Principal Accounting Officer

Date:	August 16, 2013